-------------------------
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                                                       -------------------------
                                                       OMB Number: 3235-0570

                                                       Expires: August 31, 2011

                                                       Estimated average burden
                                                       hours per response: 18.9
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09911
                                   ---------------------------------------------

                            Hussman Investment Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

    5136 Dorsey Hall Drive         Ellicott City, Maryland          21042
--------------------------------------------------------------------------------
            (Address of principal executive offices)              (Zip code)

                                 John F. Splain

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  (513) 587-3400
                                                    ----------------------------

Date of fiscal year end:        June 30, 2009
                          -----------------------------

Date of reporting period:       June 30, 2009
                          -----------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.     REPORTS TO STOCKHOLDERS.

                     [LOGO OMITTED] HUSSMAN
                                      FUNDS

                            HUSSMAN INVESTMENT TRUST


                         HUSSMAN STRATEGIC GROWTH FUND



            V                              MARKET ACTION
            A                        FAVORABLE        UNFAVORABLE
            L                      --------------    -------------
            U     FAVORABLE       |  AGGRESSIVE  |  |  MODERATE   |
            A                      --------------    -------------
            T     UNFAVORABLE     |   POSITIVE   |  |    HEDGED   |
            I                      --------------    -------------
            O
            N


                       HUSSMAN STRATEGIC TOTAL RETURN FUND

                        --------
                   M   |        |
                T  A   |        |   --------
                A  T   |        |  |        |
                R  U   |        |  |        |   --------
                G  R   |        |  |        |  |        |
                E  I   |        |  |        |  |        |   --------
                T  T   |  LONG  |  | MEDIUM |  |  NEAR  |  | SHORT  |
                   Y    --------    --------    --------    --------
                         HIGH &      HIGH &      LOW &       LOW &
                         FALLING     RISING      FALLING     RISING
                         YIELDS      YIELDS      YIELDS      YIELDS


                                  ANNUAL REPORT
                                  JUNE 30, 2009

                     [LOGO OMITTED] HUSSMAN
                                      FUNDS

                             STRATEGIC GROWTH FUND

 Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic Growth Fund versus the Standard & Poor's 500 Index and the Russell 2000 Index(a)

                                  HSGFX equity
                                investments and
   Hussman Strategic            cash equivalents
  Growth Fund (HSGFX)            only (unhedged)               S&P 500 Index             Russell 2000 Index
-----------------------      -----------------------      -----------------------      -----------------------
  Date           Value         Date           Value         Date           Value         Date           Value
  ----           -----         ----           -----         ----           -----         ----           -----
7/24/2000       $10,000      7/24/2000       $10,000      7/25/2000       $10,000      7/25/2000       $10,000
7/31/2000        10,000      7/31/2000         9,997      7/31/2000         9,773      7/31/2000         9,736
8/31/2000        10,030      8/31/2000        10,545      8/31/2000        10,380      8/31/2000        10,479
9/30/2000        10,350      9/30/2000        10,226      9/30/2000         9,832      9/30/2000        10,171
10/31/2000       10,040      10/31/2000        9,639      10/31/2000        9,790      10/31/2000        9,717
11/30/2000       10,840      11/30/2000        9,561      11/30/2000        9,018      11/30/2000        8,719
12/31/2000       11,640      12/31/2000       10,486      12/31/2000        9,063      12/31/2000        9,468
1/31/2001        11,270      1/31/2001        10,437      1/31/2001         9,384      1/31/2001         9,961
2/28/2001        12,030      2/28/2001        10,488      2/28/2001         8,528      2/28/2001         9,307
3/31/2001        12,430      3/31/2001        10,351      3/31/2001         7,988      3/31/2001         8,852
4/30/2001        12,190      4/30/2001        10,886      4/30/2001         8,609      4/30/2001         9,545
5/31/2001        12,340      5/31/2001        11,137      5/31/2001         8,667      5/31/2001         9,779
6/30/2001        12,200      6/30/2001        11,056      6/30/2001         8,456      6/30/2001        10,117
7/31/2001        12,470      7/31/2001        10,825      7/31/2001         8,372      7/31/2001         9,569
8/31/2001        12,770      8/31/2001        10,597      8/31/2001         7,848      8/31/2001         9,260
9/30/2001        12,640      9/30/2001         9,523      9/30/2001         7,215      9/30/2001         8,014
10/31/2001       12,767      10/31/2001        9,944      10/31/2001        7,352      10/31/2001        8,483
11/30/2001       13,236      11/30/2001       11,015      11/30/2001        7,916      11/30/2001        9,139
12/31/2001       13,348      12/31/2001       11,444      12/31/2001        7,985      12/31/2001        9,703
1/31/2002        13,840      1/31/2002        11,713      1/31/2002         7,869      1/31/2002         9,602
2/28/2002        13,963      2/28/2002        11,568      2/28/2002         7,717      2/28/2002         9,339
3/31/2002        14,477      3/31/2002        12,637      3/31/2002         8,007      3/31/2002        10,090
4/30/2002        14,823      4/30/2002        12,629      4/30/2002         7,522      4/30/2002        10,182
5/31/2002        15,192      5/31/2002        12,529      5/31/2002         7,466      5/31/2002         9,730
6/30/2002        14,913      6/30/2002        11,567      6/30/2002         6,935      6/30/2002         9,247
7/31/2002        15,338      7/31/2002        10,544      7/31/2002         6,394      7/31/2002         7,851
8/31/2002        15,394      8/31/2002        10,510      8/31/2002         6,436      8/31/2002         7,831
9/30/2002        15,204      9/30/2002         9,644      9/30/2002         5,737      9/30/2002         7,268
10/31/2002       14,935      10/31/2002        9,997      10/31/2002        6,241      10/31/2002        7,501
11/30/2002       14,775      11/30/2002       10,649      11/30/2002        6,609      11/30/2002        8,171
12/31/2002       15,220      12/31/2002       10,296      12/31/2002        6,221      12/31/2002        7,716
1/31/2003        15,148      1/31/2003         9,962      1/31/2003         6,058      1/31/2003         7,502
2/28/2003        14,931      2/28/2003         9,598      2/28/2003         5,967      2/28/2003         7,276
3/31/2003        14,919      3/31/2003         9,688      3/31/2003         6,025      3/31/2003         7,369
4/30/2003        15,184      4/30/2003        10,524      4/30/2003         6,521      4/30/2003         8,068
5/31/2003        16,338      5/31/2003        11,605      5/31/2003         6,865      5/31/2003         8,934
6/30/2003        16,590      6/30/2003        11,857      6/30/2003         6,952      6/30/2003         9,095
7/31/2003        17,119      7/31/2003        12,282      7/31/2003         7,075      7/31/2003         9,665
8/31/2003        17,528      8/31/2003        12,740      8/31/2003         7,213      8/31/2003        10,108
9/30/2003        17,155      9/30/2003        12,345      9/30/2003         7,136      9/30/2003         9,921
10/31/2003       17,756      10/31/2003       13,190      10/31/2003        7,540      10/31/2003       10,754
11/30/2003       18,032      11/30/2003       13,573      11/30/2003        7,606      11/30/2003       11,136
12/31/2003       18,429      12/31/2003       14,176      12/31/2003        8,005      12/31/2003       11,362
1/31/2004        18,645      1/31/2004        14,624      1/31/2004         8,152      1/31/2004        11,855
2/29/2004        19,247      2/29/2004        15,119      2/29/2004         8,265      2/29/2004        11,962
3/31/2004        19,174      3/31/2004        14,979      3/31/2004         8,140      3/31/2004        12,073
4/30/2004        19,018      4/30/2004        14,542      4/30/2004         8,013      4/30/2004        11,458
5/31/2004        19,078      5/31/2004        14,704      5/31/2004         8,123      5/31/2004        11,640
6/30/2004        19,114      6/30/2004        15,037      6/30/2004         8,281      6/30/2004        12,130
7/31/2004        18,693      7/31/2004        14,204      7/31/2004         8,007      7/31/2004        11,313
8/31/2004        18,260      8/31/2004        14,058      8/31/2004         8,039      8/31/2004        11,255
9/30/2004        18,657      9/30/2004        14,481      9/30/2004         8,126      9/30/2004        11,784
10/31/2004       18,717      10/31/2004       14,580      10/31/2004        8,250      10/31/2004       12,016
11/30/2004       19,151      11/30/2004       15,474      11/30/2004        8,584      11/30/2004       13,058
12/31/2004       19,379      12/31/2004       15,992      12/31/2004        8,876      12/31/2004       13,444
1/31/2005        19,190      1/31/2005        15,591      1/31/2005         8,660      1/31/2005        12,883
2/28/2005        19,619      2/28/2005        16,118      2/28/2005         8,842      2/28/2005        13,102
3/31/2005        19,707      3/31/2005        15,882      3/31/2005         8,685      3/31/2005        12,727
4/30/2005        19,619      4/30/2005        15,408      4/30/2005         8,521      4/30/2005        11,998
5/31/2005        19,808      5/31/2005        16,054      5/31/2005         8,792      5/31/2005        12,783
6/30/2005        20,060      6/30/2005        16,382      6/30/2005         8,804      6/30/2005        13,276
7/31/2005        20,098      7/31/2005        17,031      7/31/2005         9,132      7/31/2005        14,117
8/31/2005        20,439      8/31/2005        17,031      8/31/2005         9,049      8/31/2005        13,855
9/30/2005        20,742      9/30/2005        17,317      9/30/2005         9,122      9/30/2005        13,899
10/31/2005       20,388      10/31/2005       16,780      10/31/2005        8,970      10/31/2005       13,467
11/30/2005       20,338      11/30/2005       17,250      11/30/2005        9,309      11/30/2005       14,121
12/31/2005       20,486      12/31/2005       17,340      12/31/2005        9,312      12/31/2005       14,057
1/31/2006        20,695      1/31/2006        18,067      1/31/2006         9,559      1/31/2006        15,317
2/28/2006        20,852      2/28/2006        18,161      2/28/2006         9,585      2/28/2006        15,275
3/31/2006        20,826      3/31/2006        18,448      3/31/2006         9,704      3/31/2006        16,016
4/30/2006        21,074      4/30/2006        18,774      4/30/2006         9,834      4/30/2006        16,013
5/31/2006        21,074      5/31/2006        18,091      5/31/2006         9,551      5/31/2006        15,114
6/30/2006        21,074      6/30/2006        18,053      6/30/2006         9,564      6/30/2006        15,211
7/31/2006        21,166      7/31/2006        18,024      7/31/2006         9,623      7/31/2006        14,716
8/31/2006        21,140      8/31/2006        18,325      8/31/2006         9,852      8/31/2006        15,152
9/30/2006        21,153      9/30/2006        18,656      9/30/2006        10,106      9/30/2006        15,278
10/31/2006       21,179      10/31/2006       19,256      10/31/2006       10,435      10/31/2006       16,158
11/30/2006       21,166      11/30/2006       19,544      11/30/2006       10,634      11/30/2006       16,583
12/31/2006       21,206      12/31/2006       19,747      12/31/2006       10,783      12/31/2006       16,638
1/31/2007        21,111      1/31/2007        20,010      1/31/2007        10,946      1/31/2007        16,917
2/28/2007        21,342      2/28/2007        19,733      2/28/2007        10,732      2/28/2007        16,783
3/31/2007        21,545      3/31/2007        20,057      3/31/2007        10,852      3/31/2007        16,962
4/30/2007        21,464      4/30/2007        20,749      4/30/2007        11,333      4/30/2007        17,267
5/31/2007        21,111      5/31/2007        21,292      5/31/2007        11,728      5/31/2007        17,974
6/30/2007        21,491      6/30/2007        21,125      6/30/2007        11,533      6/30/2007        17,711
7/31/2007        21,979      7/31/2007        20,424      7/31/2007        11,176      7/31/2007        16,500
8/31/2007        22,264      8/31/2007        20,618      8/31/2007        11,343      8/31/2007        16,874
9/30/2007        22,155      9/30/2007        21,184      9/30/2007        11,767      9/30/2007        17,163
10/31/2007       21,898      10/31/2007       21,239      10/31/2007       11,954      10/31/2007       17,656
11/30/2007       22,143      11/30/2007       20,207      11/30/2007       11,455      11/30/2007       16,388
12/31/2007       22,089      12/31/2007       19,924      12/31/2007       11,375      12/31/2007       16,378
1/31/2008        21,805      1/31/2008        18,551      1/31/2008        10,693      1/31/2008        15,261
2/29/2008        22,160      2/29/2008        18,160      2/29/2008        10,346      2/29/2008        14,695
3/31/2008        22,118      3/31/2008        17,909      3/31/2008        10,301      3/31/2008        14,757
4/30/2008        21,763      4/30/2008        18,606      4/30/2008        10,803      4/30/2008        15,375
5/31/2008        22,160      5/31/2008        19,379      5/31/2008        10,942      5/31/2008        16,081
6/30/2008        22,316      6/30/2008        17,717      6/30/2008        10,020      6/30/2008        14,843
7/31/2008        22,643      7/31/2008        17,942      7/31/2008         9,936      7/31/2008        15,392
8/31/2008        23,011      8/31/2008        18,418      8/31/2008        10,080      8/31/2008        15,949
9/30/2008        23,082      9/30/2008        16,585      9/30/2008         9,181      9/30/2008        14,678
10/31/2008       21,834      10/31/2008       14,063      10/31/2008        7,639      10/31/2008       11,624
11/30/2008       19,744      11/30/2008       12,563      11/30/2008        7,091      11/30/2008       10,249
12/31/2008       20,097      12/31/2008       13,155      12/31/2008        7,167      12/31/2008       10,844
1/31/2009        20,147      1/31/2009        12,732      1/31/2009         6,563      1/31/2009         9,638
2/28/2009        20,557      2/28/2009        11,904      2/28/2009         5,864      2/28/2009         8,467
3/31/2009        21,511      3/31/2009        13,347      3/31/2009         6,377      3/31/2009         9,223
4/30/2009        21,938      4/30/2009        14,883      4/30/2009         6,988      4/30/2009        10,648
5/31/2009        21,248      5/31/2009        15,108      5/31/2009         7,379      5/31/2009        10,968
6/30/2009        21,346      6/30/2009        15,137      6/30/2009         7,393      6/30/2009        11,131

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(b)
                         For Periods Ended June 30, 2009
                                                                       Since
                                     1 Year    3 Years    5 Years   Inception(c)
                                     ------    -------    -------   ------------
Hussman Strategic Growth Fund(d)     (4.35%)    0.43%      2.23%       8.86%
S&P 500 Index                       (26.21%)   (8.22%)    (2.24%)     (3.32%)
Russell 2000 Index                  (25.01%)   (9.89%)    (1.71%)      1.21%
--------------------------------------------------------------------------------

(a) Hussman Strategic Growth Fund invests in stocks listed on the New York, American, and NASDAQ exchanges, and does not specifically restrict its holdings to a particular market capitalization. The S&P 500 and Russell 2000 are indices of large and small capitalization stocks, respectively. "HSGFX equity investments and cash equivalents only (unhedged)" reflects the performance of the Fund's stock investments and modest day-to-day cash balances, after fees and expenses, but excluding the impact of hedging transactions. The Fund's unhedged equity investments do not represent a separately available portfolio, and their peformance is presented solely for purposes of comparison and performance attribution.
(b) Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)   The Fund commenced operations on July 24, 2000.
(d) The Fund's expense ratio was 1.09% during its most recent fiscal year ended June 30, 2009. The expense ratio as disclosed in the November 1, 2008 prospectus was 1.11%.

                     [LOGO OMITTED] HUSSMAN
                                      FUNDS

                           STRATEGIC TOTAL RETURN FUND

 Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic
    Total Return Fund versus the Barclays Capital U.S. Aggregate Bond Index

                              [LINE GRAPH OMITTED]

              Hussman Strategic Total        Barclays Capital U.S.
                    Return Fund              Aggregate Bond Index
             ------------------------       -----------------------
               Date           Value           Date           Value
               ----           -----           ----           -----
             9/12/2002       $10,000        9/12/2002       $10,000
             9/30/2002         9,960        9/30/2002        10,097
             10/31/2002        9,830        10/31/2002       10,051
             11/30/2002        9,790        11/30/2002       10,048
             12/31/2002       10,230        12/31/2002       10,256
             1/31/2003        10,240        1/31/2003        10,264
             2/28/2003        10,270        2/28/2003        10,406
             3/31/2003        10,177        3/31/2003        10,398
             4/30/2003        10,177        4/30/2003        10,484
             5/31/2003        10,610        5/31/2003        10,679
             6/30/2003        10,681        6/30/2003        10,658
             7/31/2003        10,407        7/31/2003        10,300
             8/31/2003        10,670        8/31/2003        10,368
             9/30/2003        10,977        9/30/2000        10,643
             10/31/2003       10,987        10/31/2003       10,544
             11/30/2003       11,069        11/30/2003       10,569
             12/31/2003       11,233        12/31/2003       10,676
             1/31/2004        11,297        1/31/2004        10,762
             2/29/2004        11,466        2/29/2004        10,878
             3/31/2004        11,689        3/31/2004        10,960
             4/30/2004        11,052        4/30/2004        10,674
             5/31/2004        11,275        5/31/2004        10,632
             6/30/2004        11,267        6/30/2004        10,692
             7/31/2004        11,309        7/31/2004        10,798
             8/31/2004        11,577        8/31/2004        11,004
             9/30/2004        11,714        9/30/2004        11,034
             10/31/2004       11,843        10/31/2004       11,126
             11/30/2004       11,942        11/30/2004       11,037
             12/31/2004       11,963        12/31/2004       11,139
             1/31/2005        11,768        1/31/2005        11,209
             2/28/2005        11,931        2/28/2005        11,143
             3/31/2005        11,817        3/31/2005        11,085
             4/30/2005        11,665        4/30/2005        11,235
             5/31/2005        11,752        5/31/2005        11,357
             6/30/2005        11,987        6/30/2005        11,419
             7/31/2005        11,834        7/31/2005        11,315
             8/31/2005        12,031        8/31/2005        11,460
             9/30/2005        12,415        9/30/2005        11,342
             10/31/2005       12,239        10/31/2005       11,252
             11/30/2005       12,432        11/30/2005       11,302
             12/31/2005       12,681        12/31/2005       11,409
             1/31/2006        12,989        1/31/2006        11,410
             2/28/2006        12,840        2/28/2006        11,448
             3/31/2006        12,850        3/31/2006        11,336
             4/30/2006        13,078        4/30/2006        11,315
             5/31/2006        12,953        5/31/2006        11,303
             6/30/2006        13,067        6/30/2006        11,327
             7/31/2006        13,194        7/31/2006        11,480
             8/31/2006        13,240        8/31/2006        11,656
             9/30/2006        12,986        9/30/2006        11,758
             10/31/2006       13,254        10/31/2006       11,836
             11/30/2006       13,592        11/30/2006       11,973
             12/31/2006       13,398        12/31/2007       11,904
             1/31/2007        13,386        1/31/2007        11,899
             2/28/2007        13,483        2/28/2007        12,083
             3/31/2007        13,495        3/31/2007        12,083
             4/30/2007        13,605        4/30/2007        12,148
             5/31/2007        13,520        5/31/2007        12,056
             6/30/2007        13,520        6/30/2007        12,020
             7/31/2007        13,941        7/31/2007        12,121
             8/31/2007        13,978        8/31/2007        12,269
             9/30/2007        14,423        9/30/2007        12,362
             10/31/2007       14,748        10/31/2007       12,473
             11/30/2007       14,931        11/30/2007       12,698
             12/31/2007       15,087        12/31/2007       12,733
             1/31/2008        15,848        1/31/2008        12,947
             2/29/2008        16,006        2/29/2008        12,965
             3/31/2008        15,809        3/31/2008        13,009
             4/30/2008        15,664        4/30/2008        12,982
             5/31/2008        15,756        5/31/2008        12,887
             6/30/2008        15,848        6/30/2008        12,877
             7/31/2008        15,822        7/31/2008        12,866
             8/31/2008        15,743        8/31/2008        12,988
             9/30/2008        15,954        9/30/2008        12,814
             10/31/2008       14,773        10/31/2008       12,511
             11/30/2008       15,308        11/30/2008       12,918
             12/31/2008       16,043        12/31/2008       13,400
             1/31/2009        16,057        1/31/2009        13,282
             2/28/2009        15,641        2/28/2009        13,232
             3/31/2009        16,265        3/31/2009        13,416
             4/30/2009        15,960        4/30/2009        13,480
             5/31/2009        16,543        5/31/2009        13,578
             6/30/2009        16,474        6/30/2009        13,655

Past performance is not predictive of future performance.

----------------------------------------------------------------------------------------------
                                AVERAGE ANNUAL TOTAL RETURNS(a)
                                For Periods Ended June 30, 2009

                                                                                     Since
                                                  1 Year    3 Years    5 Years    Inception(b)
                                                  ------    -------    -------    ------------
Hussman Strategic Total Return Fund(c)             3.94%     8.03%      7.89%        7.62%
Barclays Capital U.S. Aggregate Bond Index(d)      6.05%     6.43%      5.01%        4.69%
----------------------------------------------------------------------------------------------

(a) Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)   The Fund commenced operations on September 12, 2002.
(c) The Adviser has waived its investment advisory fees to the extent necessary to limit the Fund's annual ordinary operating expenses to 0.90% of its average daily net assets. The Fund's historical performance has been positively affected by these waivers. Absent such waivers, Fund performance would be lower. The Fund's expense ratio was 0.75% during its most recent fiscal year ended June 30, 2009. The expense ratio as disclosed in the November 1, 2008 prospectus was 0.90%.
(d) The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities.

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THE HUSSMAN FUNDS
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS                                             JULY 31, 2009
--------------------------------------------------------------------------------

DEAR SHAREHOLDER,

      Hussman Strategic Growth Fund experienced a loss of -4.35% for the fiscal year ended June 30, 2009, compared with a loss of -26.21% for the Standard & Poor's 500 Index (the "S&P 500 Index") for the same period. Meanwhile, Hussman Strategic Total Return Fund achieved a total return of 3.94%, compared with a gain of 6.05% in the Barclays Capital U.S. Aggregate Bond Index, for its fiscal year ended June 30, 2009. Both Funds have substantially outperformed their respective benchmarks in the most recent 3-year and 5-year periods ended June 30, 2009, and since inception.

      Strategic Growth Fund has achieved an average annual total return of 8.86% from its inception on July 24, 2000 to June 30, 2009, compared with an average annual loss of -3.32% for the S&P 500 Index over the same period. An initial $10,000 investment in the Fund on July 24, 2000 would have grown to $21,346 over the period, compared with $7,393 for the same investment in the S&P 500 Index.

      Strategic Total Return Fund has achieved an average annual total return of 7.62% from its inception on September 12, 2002 to June 30, 2009, compared with an average annual total return of 4.69% for the Barclays Capital U.S. Aggregate Bond Index. An initial $10,000 investment in the Fund on September 12, 2002 would have grown to $16,474 over the period, compared with $13,655 for the same investment in the Barclays Capital U.S. Aggregate Bond Index.

      Relative to their respective benchmarks, the performance of both Strategic Growth Fund and Strategic Total Return Fund since their inception has been as intended. Since the inception of Strategic Growth Fund in 2000 through June 30, 2009, the Fund has outperformed the S&P 500 Index by 12.18% (1,218 basis points) annually, on average. Since the inception of Strategic Total Return Fund in 2002 through June 30, 2009, the Fund has outperformed the Barclays Capital U.S. Aggregate Bond Index by 2.93% (293 basis points) annually, on average. Both Funds are intended to outperform their respective benchmarks over the complete market cycle, with smaller periodic losses than a passive investment strategy.

      Still, from the standpoint of absolute returns, both the stock and bond markets have produced decidedly weak overall returns in recent years. In stocks, poor long-term returns were the predictable outcome of extraordinarily rich valuations that existed at the beginning of the decade and persisted, to a large


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THE HUSSMAN FUNDS
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LETTER TO SHAREHOLDERS (CONTINUED)
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extent,  until 2008. In bonds,  uninspiring absolute returns were the outcome of accommodative monetary policy, tepid economic growth, and the willingness of bond market investors to chase even small yield premiums regardless of the risk (an appetite which served to feed the mortgage lending boom).

      As long-term, value-conscious investors, we accept exposure to general market fluctuations to the extent that we expect that exposure to be rewarding, on average, with acceptable levels of risk. The concept of "expected return per unit of risk" is essential to our approach. We do not attempt to pick market tops or bottoms, to "catch advances" or to "sidestep declines." What matters is the average return that we can expect to achieve for a given amount of risk, and we base that assessment primarily on the level of valuations and the quality of market action that we observe at each point in time. In recent years, elevated valuations and low prospective market returns have resulted in a scarcity of opportunities to establish significant amounts of market exposure, because we had little expectation that market exposure would provide a reasonable return at contained risk.

      The poor absolute returns available in the stock and bond markets in recent years, and the difficulty in using market exposure as a driver of returns, has resulted in lower absolute performance for the Hussman Funds in recent years than I would expect to achieve in an environment with better valuations and fewer economic headwinds. In my view, it is not likely that we are completely out of the woods. Still, market risk in stocks and bonds has historically been worth taking over the long run, and I expect that we will be able to make greater use of market risk as a driver of Fund returns in the years ahead.

      Despite the volatility of the past two years, I continue to view stock and bond market valuations as relatively elevated. As of July 31, 2009, our best estimate of prospective 10-year returns for the S&P 500 (based on normalized earnings and other factors) is in the area of 7.2% annually, while 10-year Treasury bonds are priced to deliver total returns of just 3.5% annually.

      While the major stock indices have declined sharply from their peaks in 2007, it is important to recognize that 2007 prices reflected a combination of very elevated price/earnings multiples, applied to earnings that reflected unusually wide profit margins; nearly 50% higher than historical norms. As a result, stock prices in 2007 were strenuously overvalued on the basis of sustainable earnings that could be expected over the long term. It is tempting to interpret the plunge in stock prices since 2007 as a move to extreme undervaluation, but that would only be true if the decline had started at


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THE HUSSMAN FUNDS
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

reasonable valuations. Instead, the decline since 2007 has been a move from unusually rich valuations to levels that are relatively normal on a historical basis (and as of July 31, 2009, were moderately above average).

      Significant price weakness in the stock and bond markets would improve prospective long-term returns in those markets, but probable returns are not yet sufficient to prompt us to accept significant amounts of market risk. Still, our security selection discipline has generally provided ample investment opportunities without relying on general market direction as a source of return. We will continue to seek these opportunities as market conditions change.

      The investment objectives of the Hussman Funds are distinctly long-term and "full cycle" in nature, placing very little weight on tracking the market over short periods of time. Because of our emphasis on risk management, Fund returns will periodically behave differently than various market indices. The intent of our risk management is to outperform the major indices over the complete market cycle (bull and bear markets combined), with added emphasis on defending capital in unfavorable market conditions.

STRATEGIC GROWTH FUND
      For the fiscal year ended June 30, 2009, Strategic Growth Fund experienced a loss of -4.35%. The S&P 500 lost -26.21% during this period, despite a substantial advance during the second quarter of 2009.

      During the fourth quarter 2008, as the S&P 500 plunged to multi-year lows, Strategic Growth Fund moved to a slightly constructive position by closing out a portion of its hedges. At the time, stock prices were strenuously oversold and compressed, and after more than a decade of overvaluation (which proved itself by producing no durable return over that period), stocks were finally in the "reasonable range." A variety of factors that measure price compression, coupled with the still open possibility of proper policy responses, prompted us to move to a somewhat more constructive investment stance. Unfortunately, that shift was unrewarding, but the market ultimately recovered somewhat by the fiscal year-end, and the Fund narrowed its 2009 fiscal year loss to a single-digit percentage decline.

      Early in the crisis, the menu of policy responses still allowed a good chance for proper government responses to the mortgage crisis. The possible policy responses might have included pressing bank bondholders to swap debt for equity in lieu of receivership, prompt regulatory action toward near-insolvent institutions with deep capital shortfalls, legislative changes to allow rapid


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

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THE HUSSMAN FUNDS
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

"whole-entity" conservatorship and subsequent sale of non-bank financial companies (which should have been initiated at the time of Bear Stearns, and could have avoided the disorderly unwinding of Lehman), restrictions and capital requirements relating to credit default swaps, and not least, aggressive efforts to mitigate foreclosure risk by helping to administer property appreciation rights (what are in effect debt-equity swaps on the mortgage side).

      Instead, policy makers opted for the strategy of making bank bondholders whole with well over a trillion dollars in public funds, watering down accounting rules to allow banks to go quietly insolvent while reporting encouraging "operating profits," looking beyond the continued shortfall of loan loss reserves in relation to loan defaults, and doing nothing meaningful with regard to foreclosures, whose rates continue to soar, and which face a fresh wave of adjustable-rate mortgage resets later this year and well into 2010 and 2011. These policy responses have more than doubled the U.S. monetary base within a period of months, added a trillion dollars more in outstanding Treasury debt, and virtually assure that the value of those government liabilities will be repriced in relation to goods and services over the coming decade. A range of methodologies suggest a doubling in U.S. consumer prices over the coming decade, though with the majority of this pressure occurring 3-4 years out and beyond.

      In January, as the S&P 500 Index advanced from its 2008 lows and moved above the 900 level, we quickly shifted back to a fully hedged investment stance based on deterioration in a variety of measures of market internals and pressures on risk premiums. That shift helped to avoid a steep plunge during the first quarter of 2009. The subsequent stock market advance during the second quarter of 2009 was strong, but not unusual in relation to the prior decline (where one-third retracements of prior bear market losses have historically been standard). As of June 30, 2009, the Fund was fully hedged against the impact of market fluctuations, and had achieved a year-to-date gain of 6.21%, versus 3.16% for the S&P 500 Index.

      Despite the strength of the U.S. stock market during the second quarter of 2009, Strategic Growth Fund has remained largely defensive because the quality of the advance has been relatively poor. The quality of market action is not simply measured by behavior of the major indices, but also by "internals" such as the uniformity of strength across a wide range of securities, clear sponsorship evident in trading volume, and broad industry group leadership. New bull markets are rarely led higher by the losers of the prior bear market,


--------------------------------------------------------------------------------
                                                                           | 4 |

--------------------------------------------------------------------------------
THE HUSSMAN FUNDS
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

particularly not on waning trading volume. Such leadership-from-losers tends to reflect "bottom-fishing" and short-covering rather than information about the probable future course of the economy. A second reason for our continued defensiveness is that policy responses to the debt crisis have been so inadequate, which raises the risk that a large wave of adjustable-rate mortgage resets (beginning in late 2009 and continuing through 2011) will cause large additional credit losses and dislocations.

      From a stock selection perspective, Strategic Growth Fund continues to emphasize companies and industries reflecting strong stable revenue growth and profit margins, balance sheets generally having low levels of debt, and valuations that we view as favorable based on the long-term stream of cash flows that investors can expect to receive over time. The Fund's primary sector holdings remain in consumer related goods, technology, and health care, with a continued avoidance of sectors that rely on credit expansion, such as financials and homebuilders.

      The table below presents the total returns for Strategic Growth Fund (HSGFX) and the S&P 500 Index since the inception of the Fund. In order to assist in attributing the effects of stock selection and hedging on the Fund, the table separately presents the returns of the stock positions and cash equivalents held by the Fund (after expenses), without the impact of hedging transactions.

                                                   HSGFX         S&P 500
        YEAR                          HSGFX     STOCKS ONLY       INDEX
        -----------------------------------------------------------------
        2000*                        16.40%         4.86%         -9.37%
        2001                         14.67%         9.13%        -11.89%
        2002                         14.02%       -10.03%        -22.10%
        2003                         21.08%        37.68%         28.68%
        2004                          5.16%        12.81%         10.88%
        2005                          5.71%         8.43%          4.91%
        2006                          3.51%        13.88%         15.79%
        2007                          4.16%         0.89%          5.49%
        2008                         -9.02%       -33.97%        -37.00%
        2009**                        6.21%        15.06%          3.16%
        Since Inception
        (Average Annual
        Total Returns)                8.86%         4.75%         -3.32%

*     July 24, 2000 - December 31, 2000, not annualized

**    Year-to-date through June 30, 2009, not annualized


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

--------------------------------------------------------------------------------
THE HUSSMAN FUNDS
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

      The performance of the stocks held by the Fund has generally been a significant contributor to overall investment performance. Since inception, the average annual total return of the stocks held by the Fund has been 4.75% after expenses, accounting for much of the Fund's 8.86% average annual total return. The Fund's hedging has also enhanced long-term returns while significantly reducing volatility and drawdown risk.

A NOTE ON RISK AND RETURN
      One of the crucial lessons of recent years, which investors should not miss, is the importance of avoiding deep losses. Because of the mathematics of compounding, the impact of gains and losses is not symmetrical. It takes a 25% gain to recover from a 20% loss, and a 100% gain to recover from a 50% loss. Large losses also significantly impact long-term compound returns. Three consecutive 25% annual gains, followed by a single 25% loss, result in an average annual return of 10%. Though the arithmetic is simple, the impact on long-term investment performance is profound. The markets are far more forgiving of missed gains than they are of large losses, particularly when valuations are rich.

      Equally important is the relationship between return and risk. Investors are frequently told that higher expected returns generally require the acceptance of greater risk. Unfortunately, investors are not frequently reminded that the positive relationship between risk and expected return only holds for properly diversified and "efficient" portfolios.

      Specifically, when a portfolio is constructed in a way that intentionally maximizes expected return per unit of risk, it follows that the only way to pursue greater expected return is by accepting greater amounts of risk. But for undiversified portfolios, or "inefficient" risks (such as market risk taken under conditions of rich valuations and upward pressure on risk premiums), there is no reasonable expectation of reward for taking greater risk. In short, accepting diversifiable and inefficient risks is emphatically not compensated by an increase in expected return.

      Because some market conditions are so inefficient at producing return, and so effective at producing pure risk, the historical periods with the poorest 5-year returns for the S&P 500 Index have also been among the periods with the highest volatility (as measured by the standard deviation of annual returns). Conversely, the historical periods with the strongest 5-year returns have tended to feature relatively low volatility. From a compounding perspective, this makes


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                                                                           | 6 |
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THE HUSSMAN FUNDS
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

sense, because large losses during high volatility periods make it very difficult to sustain high compound rates of return.

      As value conscious investors, we are much more interested in consistency of returns, reasonable valuation, and strong, uniform market internals than we are in chasing pure price movement with questionable fundamentals. Market history is replete with numerous opportunities to accept risk with a strong expectation of acceptable returns. It is also replete with reminders of how costly it can be to speculate on price movements that lack a basis in reasonable valuation or firm investor sponsorship. It is important for shareholders to recognize that we will predictably and regularly forgo risk-taking in markets that lack these foundations. Conversely, the Funds may accept a significant amount of market exposure in conditions where the expected return for that risk has historically been high, on average.

STRATEGIC TOTAL RETURN FUND
      For the fiscal year ended June 30, 2009, Strategic Total Return Fund achieved a total return of 3.94%, compared with a total return of 6.05% in the Barclays Capital U.S. Aggregate Bond Index. Due to the particular way that Fund returns were achieved from quarter-to-quarter, the Fund slightly lagged the Barclays Index for the fiscal year, even though it outperformed the Index in both 2008, and in 2009 year-to-date.

      During the most recent fiscal year, Strategic Total Return Fund has held an allocation to precious metals shares generally ranging between 5% and 15% of assets. The Fund's modest and variable exposure to precious metals shares has been an important contributor to the performance of Strategic Total Return Fund, but is also responsible for much of the Fund's day-to-day volatility.

      Treasury inflation-protected securities (TIPS) were also an important part of the Fund's investment strategy during the past fiscal year. Though the Fund significantly reduced its investment position in these securities in early 2008 (as real, inflation-adjusted interest rates moved to low and even negative levels), deflation fears in the autumn of 2008 prompted steep weakness in TIPS, as well as precious metals shares, and the Fund was an opportunistic investor in both. The Fund experienced temporary losses initially, as it scaled into these positions on price weakness, but both asset classes enjoyed a strong recovery late in 2008 and into 2009.


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THE HUSSMAN FUNDS
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

      As concerns about bank solvency increased, investors sought the safety of default-free U.S. Treasuries. By December 2008, 10-year Treasury bonds were yielding just over 2%, and even 30-year Treasuries were yielding only about 3%. While the Fund maintained investments in TIPS (which tend to be less volatile than "straight" Treasuries), it appeared clear that valuations in straight Treasury bonds were dangerously speculative, because it appeared very unlikely that investors were likely to sustain their willingness to accept such low yields over the full maturity of those bonds. Perhaps not surprisingly, straight Treasury bond prices plunged in the first half of 2009, as yields surged on concerns about heavy Treasury bond issuance and longer-term inflation implications of the government's bailout of bank bondholders.

      In June 2009, the Fund established a modest exposure to straight Treasuries, as 10-year Treasury yields approached 4%. At the same time, the Fund modestly reduced its exposure to precious metals shares, in response to price strength.

      The table below presents the total returns for the Strategic Total Return Fund (HSTRX) since inception.

                                                   BARCLAYS CAPITAL U.S.
        YEAR                       HSTRX            AGGREGATE BOND INDEX
        ----------------------------------------------------------------
        2002*                      2.30%                   2.56%
        2003                       9.80%                   4.10%
        2004                       6.50%                   4.34%
        2005                       6.00%                   2.43%
        2006                       5.66%                   4.33%
        2007                      12.61%                   6.97%
        2008                       6.34%                   5.24%
        2009**                     2.68%                   1.90%
        Since Inception
        (Average Annual
        Total Returns)             7.62%                   4.69%

*     September 12, 2002 - December 31, 2002, not annualized

**    Year-to-date through June 30, 2009, not annualized


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THE HUSSMAN FUNDS
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION AND PERFORMANCE DRIVERS
      As of June 30, 2009, Strategic Growth Fund had net assets of $4,975,812,101, and held 125 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were in consumer discretionary (36.6%), information technology (29.9%), health care (19.7%), consumer staples (6.4%) and industrials (4.2%). The smallest industry weights relative to the S&P 500 Index were in materials (0.7%) and financials (0.5%).

      The Fund's holdings of individual stocks as of June 30, 2009 accounted for $4,877,269,161, or 98.0% of net assets. Against these stock positions, the Fund also held 43,000 option combinations (long put option, short call option) on the S&P 500 Index, 3,000 option combinations on the Nasdaq 100 Index and 8,000 option combinations on the Russell 2000 Index. Each option combination behaves as an interest-bearing short sale on the underlying index, with a notional value of $100 times the index value. On June 30, 2009, the S&P 500 Index closed at 919.32, while the Nasdaq 100 Index and the Russell 2000 Index closed at 1,477.25 and 508.28, respectively. The Fund's total hedge therefore represented a short position of $4,802,875,000, thereby hedging 98.5% of the dollar value of the Fund's long investment positions in individual stocks.

      The overall returns on the hedged investment position can be expected to be driven by several factors. First, a hedged position earns the difference in performance between the stocks it holds long (after expenses) and the indices it uses to hedge. In addition, because of the way that options are priced, the combination of a put option and a short call option acts as an interest-bearing short position on the underlying index, and delivers implied interest at a rate close to short-term Treasury yields.

      The strike prices of the long put and short call options held by the Fund may differ, provided that only one strike is "in the money" at the time a given option combination is established. It is possible to improve the defense against market losses by "staggering" these strike prices, placing the strike of the long put option higher than the strike of the short call option, with both strike prices below the level of the corresponding market index when the position is initiated. The potential risk - compared to a "flat hedge" where the strike prices of the put and call options are equal - is limited to a small amount of time premium (generally in the range of 1% of assets, which largely represents interest that would otherwise be earned on the hedge). Because our measures of valuation and market action have been unfavorable in recent months,


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THE HUSSMAN FUNDS
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LETTER TO SHAREHOLDERS (CONTINUED)
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Strategic Growth Fund has periodically  maintained a "staggered strike" hedge in order to better defend against potential market weakness.

      Strategic Growth Fund continues to be very manageable, with substantial flexibility to respond to changing market conditions, low market impact of trading, commission costs well below estimated industry averages, and continued reductions in the Fund's expense ratio. The Fund's positions in individual stocks generally represent less than a single day's average trading volume in those securities. Even during the volatile and often low-volume trading of the past year, the Fund's average market impact of trading (the difference between the last sale at the time of order placement and the actual price at which the Fund's stock transactions are executed) has been a fraction of 1%, and the Fund's average commission was 1.5 cents per share, compared with industry averages estimated to be several times that amount. Finally, the Fund's expense ratio during the fiscal year ended June 30, 2009 was 1.09%. According to recent statistics, the average expense ratio among the limited group of mutual funds pursuing similar strategies and classified as "long-short" by Morningstar is over 2%.

      Though the performance of Strategic Growth Fund's diversified portfolio cannot be attributed to any narrow group of stocks, the following holdings achieved gains in excess of $15 million during current fiscal year ended June 30, 2009: Amazon.com, Netflix, Aeropostale, Apple, Humana, Limited Brands and Adobe Systems. Holdings with losses in excess of $15 million were: Nvidia, General Electric, Research in Motion, Arthrocare, Waters Corp., ADC Telecommunications, Nokia - ADR, American Express Company, Wal-Mart Stores, Coca-Cola Company and Dryships, Inc.

      As of June 30, 2009, Strategic Total Return Fund had net assets of $1,023,591,174. Short-term Treasury bills accounted for 14.6% of the Fund's net assets, with Treasury notes, Treasury bonds and TIPS representing an additional 57.8% of net assets. Equity securities held by the Fund included materials (6.6%) and utilities (3.7%). Exchange-traded funds, generally to achieve foreign currency exposure, accounted for 9.2% of net assets. The Fund carried a duration of approximately 3 years (meaning that a 1% change in interest rates would be expected to impact the Fund's asset value by about 3% on the basis of bond price fluctuations).

      In Strategic Total Return Fund, during the fiscal year ended June 30, 2009 portfolio gains in excess of $2 million were achieved in Agnico-Eagle Mines, US TIPS 2.5% 1/2029 and US TIPS 3.875% 5/2018. The Fund experienced


--------------------------------------------------------------------------------
                                                                          | 10 |

--------------------------------------------------------------------------------
THE HUSSMAN FUNDS
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

losses in excess of $2 million in US Treasury Note 2.75% 2/15/2019 and Pepco Holdings during the current fiscal year.

PRESENT CONDITIONS
      A year ago, in the June 30, 2008 Annual Report, I noted: "My concern is not simply whether financial companies have `priced in' the potential losses. The larger concern is that the losses of capital at financial companies may translate into a reduced ability to make new loans. In effect, the misallocation of capital during the recent housing boom is likely to slow and restrict the ability of the lending markets to recover." If anything, the events of the past year have deepened those concerns.

      The extraordinary actions of the U.S. Treasury and the Federal Reserve in recent months have been primarily an effort to defend bank bondholders with public capital. Citigroup, for example, has about $2 trillion in assets, but over $600 billion of those assets are funded through liabilities to its own bondholders. A similar cushion of bondholder capital stands ahead of customers at every major U.S. bank. The proper policy response to an insolvent financial institution is, and always has been, for regulators (preferably the FDIC) to take receivership of the institution, wipe out the common stock and a portion of the bondholder liabilities, and sell or reissue the institution to private ownership. This is how the largest bank failure in history - Washington Mutual - was handled last year so efficiently that it was almost forgettable. What the U.S. financial system needs is not the public bailout of private bondholders, but new legislation providing the FDIC or other regulators with authority to take receivership of insolvent non-bank financial entities.

      From an economic standpoint, the attempt to save bank bondholders from losses - to provide monetary compensation without economic production - is not sound economic policy but is instead a monetary experiment. This policy can be expected to have one of two effects: either it will crowd out trillions of dollars in gross domestic investment that would otherwise have occurred if the appropriate losses had been wiped off the ledger (instead of making bank bondholders whole), or it will result in a large and durable increase in the quantity of U.S. base money and the outstanding stock of U.S. Treasury debt.

      While the Treasury and Federal Reserve have dramatically expanded the volume of government liabilities, they have also taken assets in - commercial mortgage securities, and preferred stock of banks. So in theory, these transactions could be reversed without leaving a persistent increase of


--------------------------------------------------------------------------------
| 11 |

--------------------------------------------------------------------------------
THE HUSSMAN FUNDS
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

government liabilities in their wake. The real problem is that avoiding inflation here requires that these transactions can be undone, and that will prove impossible if mortgage defaults do not actually stop. There is no reason to believe that they will, particularly given the enormous overhang of adjustable-rate mortgage resets that will begin in late 2009 and will continue through 2011.

      So the real problem is not just that the U.S. has issued more government liabilities, but that the assets taken in return will turn out to be worth less than the liabilities that have been created. The difference, of course, will represent pure money creation, and this is what may feed inflationary pressures over time. Based on a variety of economic relationships, we can estimate that a failure to reverse the recent expansion in government liabilities would ultimately be accompanied by a near-doubling of the U.S. price level over the next decade, though any persistent inflation pressure would most probably occur several years out.

      The U.S. currently has a private debt to GDP ratio of about 3.5, which is nearly double the historical norm, at a time when the collateral underlying the private debt is being marked down easily by 20-30%. That implies total collateral losses of 70-100% of GDP; a figure that includes not only mortgage debt in the banking system, but consumer credit, corporate debt and so on. The holders are not just banks, but insurance companies, pension funds, foreign lenders, and others. In my view, it will be difficult to prevent large, ongoing losses, because the cash flows off of these assets are not sufficient to service the debt. The only question is whether the bondholders appropriately bear those losses, or whether the public bears them inappropriately.

      Policy makers simply cannot make investors in these bad investments whole unless they are willing to hand the next 10-20 years of U.S. private savings over to bondholders who financed reckless lending. Those bondholders should, and ultimately must, accept a portion of these losses, and debt obligations will have to be restructured. The same is true with regard to home mortgages. A failure to address mortgage foreclosures (ideally by helping to coordinate debt-for-equity type swaps, which would trade principal reductions for claims on future appreciation), will predictably result in a fresh round of loan losses as we move into 2010.

      In recent months, investors have become hopeful about "green shoots" of economic recovery. However, nearly all of the improvement has reflected enormous doses of debt-financed government spending, and it is questionable


--------------------------------------------------------------------------------
                                                                          | 12 |

--------------------------------------------------------------------------------
THE HUSSMAN FUNDS
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

that any of this will translate into sustained private activity. From my perspective, much of the enthusiasm about these green shoots overlooks the extent to which economic recoveries have historically relied on the expansion of private lending and debt creation. Economic expansions are paced not by major growth in consumption (which tends to be fairly smooth even during economic downturns), but instead by gross investment in capital goods, technology and housing, as well as debt-financed durables such as autos.

      While gross domestic investment normally represents only about 12-14% of GDP, year-over-year changes in real investment cause more variation in GDP than consumer spending does, even though consumer spending represents over 70% of the economy. More than half of the volatility in gross domestic investment comes from fluctuations in residential investment. Meanwhile, nearly one-third of the volatility in personal consumption comes from fluctuations in the relatively small category of durable goods spending.

      In short, much of the variability in economic growth comes from relatively smaller but very volatile residential investment and durable goods components. These are the components that rely most heavily on debt financing. Importantly, these debt-financed categories also distinctly lead other categories of spending by nearly a year. Given the current debt load of households, the impact of unemployment is likely to be stronger in this cycle than it is in typical economic downturns. For this reason, unemployment may also have a tendency to lead, rather than lag, changes in the broader economy.

      It is difficult to expect a sustained recovery in debt-financed gross investment in an economy under strong deleveraging pressure. That's particularly true since the U.S. itself has not financed a penny of the growth in U.S. gross domestic investment in more than a decade - all of the growth has been financed by foreign capital inflows via a massive current account deficit. Although the current account deficit has "improved" in recent quarters, the reason is that gross domestic investment has plunged, resulting in less need for foreign capital. With government spending now drawing on those foreign savings to defend bank bondholders from losses, and a continuing need to shrink the current account deficit in the years ahead, gross domestic investment is likely to continue to be squeezed. We are in the midst of - and will continue to require - perhaps the largest adjustment in U.S. personal, corporate and government balance sheets that we will see in our lifetimes. This will be a very long process. Most likely the economic outlook is not up, but very widely sideways.


--------------------------------------------------------------------------------
| 13 |

--------------------------------------------------------------------------------
THE HUSSMAN FUNDS
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

      The past several quarters have been extremely difficult for the U.S. economy and the financial markets. While I believe it would be a mistake to assume that these difficulties will be quickly set aside, I believe that we have the tools and flexibility to respond to both the opportunities and risks that will emerge as we move through this adjustment period.

      As always, the investment positions held by the Funds at any particular time reflect prevailing market conditions, and those positions will shift as market conditions change. I believe that our shareholders continue to be well served by our focus of aligning the market exposure and investment selection of the Funds in response to changing market conditions.

      Sincerely,

      JOHN P. HUSSMAN, PH.D.


      PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED.

      WEEKLY UPDATES REGARDING MARKET CONDITIONS AND INVESTMENT STRATEGY, AS WELL AS SPECIAL REPORTS, ANALYSIS, AND PERFORMANCE DATA CURRENT TO THE MOST
RECENT   MONTH   END,   ARE    AVAILABLE   AT   THE   HUSSMAN    FUNDS   WEBSITE
WWW.HUSSMANFUNDS.COM.

      AN INVESTOR SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUNDS CAREFULLY BEFORE INVESTING. THE FUNDS' PROSPECTUSES
CONTAIN THIS AND OTHER IMPORTANT INFORMATION. TO OBTAIN A COPY OF THE HUSSMAN FUNDS' PROSPECTUSES PLEASE VISIT OUR WEBSITE AT WWW.HUSSMANFUNDS.COM OR CALL 1-800-487-7626 AND A COPY WILL BE SENT TO YOU FREE OF CHARGE. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. THE HUSSMAN FUNDS ARE DISTRIBUTED BY ULTIMUS FUND DISTRIBUTORS, LLC.

      The Letter to Shareholders seeks to describe some of the adviser's current opinions and views of the financial markets. Although the adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time and may no longer be held by the Funds. The opinions of the Funds' adviser with respect to those securities may change at any time.


--------------------------------------------------------------------------------
                                                                          | 14 |

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
JUNE 30, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

SECTOR ALLOCATION (% OF TOTAL INVESTMENTS)

[PIE CHART OMITTED]

Consumer Discretionary - 36.2%
Information Technology - 29.7%
Health Care - 19.5%
Consumer Staples - 6.4%
Industrials - 4.2%
Other - 2.8%
Materials - 0.7%
Financials - 0.5%


HUSSMAN STRATEGIC TOTAL RETURN FUND
PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
JUNE 30, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

ASSET ALLOCATION (% OF TOTAL INVESTMENTS)

[PIE CHART OMITTED]

U.S. Treasury Inflation-Protection Notes - 44.7%
Other U.S. Treasury Obligations - 34.1%
Common Stocks - 11.2%
Exchange-Traded Funds - 10.0%


--------------------------------------------------------------------------------
| 15 |

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2009
--------------------------------------------------------------------------------

COMMON STOCKS -- 98.0%                                  SHARES        VALUE
================================================================================
CONSUMER DISCRETIONARY -- 36.6%
   HOTELS, RESTAURANTS & LEISURE -- 6.8%
      Brinker International, Inc. ...............      350,000   $    5,960,500
      Cheesecake Factory, Inc. (The) (a) ........    1,150,000       19,895,000
      Chipotle Mexican Grill, Inc. - Class A (a) ..    750,000       60,000,000
      Darden Restaurants, Inc. ..................    1,000,000       32,980,000
      Panera Bread Co. - Class A (a) ............    2,400,000      119,664,000
      PF Chang's China Bistro, Inc. (a) .........      400,000       12,824,000
      Royal Caribbean Cruises Ltd. ..............    1,505,000       20,377,700
      Sonic Corp. (a) ...........................      200,000        2,006,000
      Starbucks Corp. (a) .......................    4,650,000       64,588,500
                                                                 --------------
                                                                    338,295,700
                                                                 --------------
   HOUSEHOLD DURABLES -- 0.7%
      Tupperware Brands Corp. ...................      640,000       16,652,800
      Whirlpool Corp. ...........................      500,000       21,280,000
                                                                 --------------
                                                                     37,932,800
                                                                 --------------
   INTERNET & CATALOG RETAIL -- 4.9%
      Amazon.com, Inc. (a) ......................    1,500,000      125,490,000
      Netflix, Inc. (a) .........................    2,820,000      116,578,800
                                                                 --------------
                                                                    242,068,800
                                                                 --------------
   LEISURE EQUIPMENT & PRODUCTS -- 1.9%
      Hasbro, Inc. ..............................    2,500,000       60,600,000
      Mattel, Inc. ..............................    2,000,000       32,100,000
                                                                 --------------
                                                                     92,700,000
                                                                 --------------
   MEDIA -- 2.1%
      Comcast Corp. - Class A ...................    1,050,000       15,214,500
      DreamWorks Animation SKG, Inc. - Class A (a)   1,500,000       41,385,000
      Meredith Corp. ............................    1,000,000       25,550,000
      Walt Disney Co. (The) .....................      880,000       20,530,400
                                                                 --------------
                                                                    102,679,900
                                                                 --------------
   MULTILINE RETAIL -- 5.1%
      Kohl's Corp. (a) ..........................    2,500,000      106,875,000
      Nordstrom, Inc. ...........................    1,500,000       29,835,000
      Target Corp. ..............................    3,000,000      118,410,000
                                                                 --------------
                                                                    255,120,000
                                                                 --------------
   SPECIALTY RETAIL -- 10.5%
      Aeropostale, Inc. (a) .....................    4,000,000      137,080,000
      American Eagle Outfitters, Inc. ...........    1,350,000       19,129,500
      Bed Bath & Beyond, Inc. (a) ...............      250,000        7,687,500
      Best Buy Co., Inc. ........................    3,500,000      117,215,000
      Buckle, Inc. (The) ........................       75,000        2,382,750
      Home Depot, Inc. (The) ....................    3,000,000       70,890,000
      Limited Brands, Inc. ......................    4,000,000       47,880,000


--------------------------------------------------------------------------------
                                                                          | 16 |

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2009
--------------------------------------------------------------------------------

COMMON STOCKS -- 98.0% (CONTINUED)                      SHARES        VALUE
================================================================================
CONSUMER DISCRETIONARY -- 36.6% (CONTINUED)
   SPECIALTY RETAIL -- 10.5% (CONTINUED)
      PetSmart, Inc. ............................    1,750,000   $   37,555,000
      Ross Stores, Inc. .........................    1,250,000       48,250,000
      Staples, Inc. .............................    1,000,000       20,170,000
      Tiffany & Co. .............................      500,000       12,680,000
                                                                 --------------
                                                                    520,919,750
                                                                 --------------
   TEXTILES, APPAREL & LUXURY GOODS -- 4.6%
      Coach, Inc. ...............................    1,500,000       40,320,000
      Fossil, Inc. (a) ..........................      500,000       12,040,000
      NIKE, Inc. - Class B ......................    2,000,000      103,560,000
      Polo Ralph Lauren Corp. ...................      500,000       26,770,000
      Under Armour, Inc. - Class A (a) ..........    1,550,000       34,689,000
      VF Corp. ..................................      208,000       11,512,800
                                                                 --------------
                                                                    228,891,800
                                                                 --------------
CONSUMER STAPLES -- 6.4%
   BEVERAGES -- 0.4%
      PepsiCo, Inc. .............................      350,000       19,236,000
                                                                 --------------

   FOOD & STAPLES RETAILING -- 4.3%
      BJ's Wholesale Club, Inc. (a) .............      687,000       22,142,010
      Walgreen Co. ..............................    2,750,000       80,850,000
      Wal-Mart Stores, Inc. .....................    2,250,000      108,990,000
                                                                 --------------
                                                                    211,982,010
                                                                 --------------
   FOOD PRODUCTS -- 0.3%
      Bunge Ltd. ................................       82,000        4,940,500
      Corn Products International, Inc. .........      350,000        9,376,500
                                                                 --------------
                                                                     14,317,000
                                                                 --------------
   HOUSEHOLD PRODUCTS -- 0.8%
      Clorox Co. (The) ..........................      500,000       27,915,000
      Energizer Holdings, Inc. (a) ..............      250,000       13,060,000
                                                                 --------------
                                                                     40,975,000
                                                                 --------------
   PERSONAL PRODUCTS -- 0.6%
      Estee Lauder Cos., Inc. - Class A .........    1,000,000       32,670,000
                                                                 --------------

FINANCIALS -- 0.5%
   INSURANCE -- 0.5%
      Berkshire Hathaway, Inc. - Class A (a) ....          250       22,500,000
                                                                 --------------

HEALTH CARE -- 19.7%
   BIOTECHNOLOGY -- 3.1%
      Amgen, Inc. (a) ...........................    2,500,000      132,350,000
      Martek Biosciences Corp. (a) ..............    1,000,000       21,150,000
                                                                 --------------
                                                                    153,500,000
                                                                 --------------


--------------------------------------------------------------------------------
| 17 |

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2009
--------------------------------------------------------------------------------

COMMON STOCKS -- 98.0% (CONTINUED)                      SHARES        VALUE
================================================================================
HEALTH CARE -- 19.7% (CONTINUED)
   HEALTH CARE EQUIPMENT & SUPPLIES -- 2.7%
      Alcon, Inc. ...............................      300,000   $   34,836,000
      Align Technology, Inc. (a) ................    1,000,000       10,600,000
      ArthroCare Corp. (a) ......................    1,060,000       11,448,000
      Gen-Probe, Inc. (a) .......................      210,000        9,025,800
      IDEXX Laboratories, Inc. (a) ..............      500,000       23,100,000
      Medtronic, Inc. ...........................      750,000       26,167,500
      Zimmer Holdings, Inc. (a) .................      500,000       21,300,000
                                                                 --------------
                                                                    136,477,300
                                                                 --------------
   HEALTH CARE PROVIDERS & SERVICES -- 3.9%
      Humana, Inc. (a) ..........................    3,000,000       96,780,000
      LifePoint Hospitals, Inc. (a) .............    1,250,000       32,812,500
      Lincare Holdings, Inc. (a) ................      200,000        4,704,000
      Patterson Cos., Inc. (a) ..................      540,000       11,718,000
      Quest Diagnostics, Inc. ...................      175,000        9,875,250
      UnitedHealth Group, Inc. ..................    1,500,000       37,470,000
                                                                 --------------
                                                                    193,359,750
                                                                 --------------
   LIFE SCIENCES TOOLS & SERVICES -- 1.6%
      Waters Corp. (a) ..........................    1,500,000       77,205,000
                                                                 --------------

   PHARMACEUTICALS -- 8.4%
      AstraZeneca plc - ADR .....................    4,000,000      176,560,000
      Eli Lilly & Co. ...........................      500,000       17,320,000
      Forest Laboratories, Inc. (a) .............      150,000        3,766,500
      GlaxoSmithKline plc - ADR .................      280,000        9,895,200
      Johnson & Johnson .........................    2,650,000      150,520,000
      Novartis AG - ADR .........................      500,000       20,395,000
      Pfizer, Inc. ..............................    2,000,000       30,000,000
      Shire plc - ADR ...........................      183,000        7,590,840
      ViroPharma, Inc. (a) ......................      500,000        2,965,000
                                                                 --------------
                                                                    419,012,540
                                                                 --------------
INDUSTRIALS -- 4.2%
   AEROSPACE & DEFENSE -- 0.6%
      Honeywell International, Inc. .............    1,000,000       31,400,000
                                                                 --------------

   AIRLINES -- 0.2%
      Southwest Airlines Co. ....................    1,500,000       10,095,000
                                                                 --------------

   COMMERCIAL SERVICES & SUPPLIES -- 0.7%
      Avery Dennison Corp. ......................      500,000       12,840,000
      Cintas Corp. ..............................    1,000,000       22,840,000
                                                                 --------------
                                                                     35,680,000
                                                                 --------------


--------------------------------------------------------------------------------
                                                                          | 18 |

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2009
--------------------------------------------------------------------------------

COMMON STOCKS -- 98.0% (CONTINUED)                      SHARES        VALUE
================================================================================
INDUSTRIALS -- 4.2% (CONTINUED)
   CONSTRUCTION & ENGINEERING -- 0.0%
      EMCOR Group, Inc. (a) .....................      100,000   $    2,012,000
                                                                 --------------

   ELECTRICAL EQUIPMENT -- 1.5%
      Cooper Industries, Inc. - Class A .........    1,000,000       31,050,000
      SunPower Corp. - Class A (a) ..............    1,500,000       39,960,000
      Thomas & Betts Corp. (a) ..................      125,000        3,607,500
                                                                 --------------
                                                                     74,617,500
                                                                 --------------
   INDUSTRIAL CONGLOMERATES -- 0.3%
      3M Co. ....................................      250,000       15,025,000
                                                                 --------------

   MACHINERY -- 0.9%
      Caterpillar, Inc. .........................      500,000       16,520,000
      Timken Co. ................................    1,500,000       25,620,000
                                                                 --------------
                                                                     42,140,000
                                                                 --------------
INFORMATION TECHNOLOGY -- 29.9%
   COMMUNICATIONS EQUIPMENT -- 9.5%
      ADTRAN, Inc. ..............................    2,000,000       42,940,000
      Cisco Systems, Inc. (a) ...................    7,000,000      130,480,000
      CommScope, Inc. (a) .......................      710,000       18,644,600
      EchoStar Corp. - Class A (a) ..............      180,000        2,869,200
      Juniper Networks, Inc. (a) ................    1,000,000       23,600,000
      Plantronics, Inc. .........................    1,188,000       22,465,080
      QUALCOMM, Inc. ............................    2,000,000       90,400,000
      Research In Motion Ltd. (a) ...............    2,000,000      142,100,000
                                                                 --------------
                                                                    473,498,880
                                                                 --------------
   COMPUTERS & PERIPHERALS -- 5.7%
      Dell, Inc. (a) ............................    2,000,000       27,460,000
      International Business Machines Corp. .....      500,000       52,210,000
      NetApp, Inc. (a) ..........................    3,750,000       73,950,000
      QLogic Corp. (a) ..........................    4,000,000       50,720,000
      Seagate Technology ........................      250,000        2,615,000
      Synaptics, Inc. (a) .......................      955,000       36,910,750
      Western Digital Corp. (a) .................    1,595,000       42,267,500
                                                                 --------------
                                                                    286,133,250
                                                                 --------------
   ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.0%
      FUJIFILM Holdings Corp. - ADR .............       49,400        1,565,980
                                                                 --------------

   INTERNET SOFTWARE & SERVICES -- 0.4%
      Digital River, Inc. (a) ...................      500,000       18,160,000
                                                                 --------------


--------------------------------------------------------------------------------
| 19 |

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2009
--------------------------------------------------------------------------------

COMMON STOCKS -- 98.0% (CONTINUED)                      SHARES        VALUE
================================================================================
INFORMATION TECHNOLOGY -- 29.9% (CONTINUED)
   IT SERVICES -- 1.7%
      Computer Sciences Corp. (a) ...............    1,250,000   $   55,375,000
      Global Payments, Inc. .....................      430,000       16,107,800
      Paychex, Inc. .............................      425,000       10,710,000
                                                                 --------------
                                                                     82,192,800
                                                                 --------------
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.8%
      Altera Corp. ..............................    2,000,000       32,560,000
      Broadcom Corp. - Class A (a) ..............    2,500,000       61,975,000
      Cabot Microelectronics Corp. (a) ..........      291,800        8,255,022
      Cypress Semiconductor Corp. (a) ...........    1,500,000       13,800,000
      Intel Corp. ...............................    4,000,000       66,200,000
      Microchip Technology, Inc. ................      500,000       11,275,000
      Semtech Corp. (a) .........................    1,500,000       23,865,000
      Taiwan Semiconductor Manufacturing
         Co. Ltd. - ADR .........................      753,781        7,093,079
      Xilinx, Inc. ..............................      750,000       15,345,000
                                                                 --------------
                                                                    240,368,101
                                                                 --------------
   SOFTWARE -- 7.8%
      Adobe Systems, Inc. (a) ...................    3,250,000       91,975,000
      Autodesk, Inc. (a) ........................    2,000,000       37,960,000
      Check Point Software Technologies Ltd. (a)     1,250,000       29,337,500
      FactSet Research Systems, Inc. ............    1,250,000       62,337,500
      Microsoft Corp. ...........................    2,500,000       59,425,000
      Oracle Corp. ..............................    5,000,000      107,100,000
                                                                 --------------
                                                                    388,135,000
                                                                 --------------
MATERIALS -- 0.7%
   CHEMICALS -- 0.5%
      BASF SE - ADR .............................       76,800        3,052,800
      Sigma-Aldrich Corp. .......................      450,000       22,302,000
                                                                 --------------
                                                                     25,354,800
                                                                 --------------
   METALS & MINING -- 0.2%
      Steel Dynamics, Inc. ......................      750,000       11,047,500
                                                                 --------------

TOTAL COMMON STOCKS (Cost $4,772,682,692) .......                $4,877,269,161
                                                                 --------------


--------------------------------------------------------------------------------
                                                                          | 20 |

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2009
--------------------------------------------------------------------------------

PUT OPTION CONTRACTS -- 2.8%                         CONTRACTS        VALUE
================================================================================

Nasdaq 100 Index Option, 09/19/2009 at $1,250 ...        3,000   $    4,821,000
Russell 2000 Index Option, 09/19/2009 at $450 ...        8,000        9,352,000
S&P 500 Index Option, 08/22/2009 at $900 ........       20,000       54,200,000
S&P 500 Index Option, 09/19/2009 at $850 ........        8,000       17,520,000
S&P 500 Index Option, 09/19/2009 at $900 ........       15,000       55,200,000
                                                                 --------------
TOTAL PUT OPTION CONTRACTS (Cost $210,522,124) ..                $  141,093,000
                                                                 --------------

TOTAL INVESTMENTS AT VALUE -- 100.8% (Cost $4,983,204,816)       $5,018,362,161
                                                                 --------------


MONEY MARKET FUNDS -- 11.0%                             SHARES        VALUE
================================================================================
Federated U.S. Treasury Cash Reserve Fund -
   Institutional Shares, 0.00% (b) ..............   441,772,762  $  441,772,762
First American Treasury Obligations Fund -
   Class Y, 0.00% (b) ...........................   103,824,572     103,824,572
                                                                 --------------
TOTAL MONEY MARKET FUNDS (Cost $545,597,334) ....                $  545,597,334
                                                                 --------------

TOTAL INVESTMENTS AND MONEY MARKET FUNDS AT VALUE -- 111.8%
   (Cost $5,528,802,150) ........................                $5,563,959,495

LIABILITIES IN EXCESS OF OTHER ASSETS -- (11.8%) ..                (588,147,394)
                                                                 --------------

NET ASSETS -- 100.0% ............................                $4,975,812,101
                                                                 ==============

ADR - American Depositary Receipt.

(a)   Non-income producing security.

(b)   The rate shown is the 7-day effective yield as of June 30, 2009.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
| 21 |

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
SCHEDULE OF OPEN WRITTEN OPTION CONTRACTS
--------------------------------------------------------------------------------
JUNE 30, 2009
--------------------------------------------------------------------------------

                                                       VALUE OF      PREMIUMS
WRITTEN CALL OPTION CONTRACTS            CONTRACTS      OPTIONS      RECEIVED
================================================================================
Nasdaq 100 Index Option,
   09/19/2009 at $1,250 ...........          3,000   $ 72,573,000   $ 50,536,482
Russell 2000 Index Option,
   09/19/2009 at $450 .............          8,000     54,448,000     49,587,952
S&P 500 Index Option,
   08/22/2009 at $800 .............         20,000    245,460,000    249,969,880
S&P 500 Index Option,
   09/19/2009 at $850 .............          8,000     68,480,000     68,787,952
S&P 500 Index Option,
   09/19/2009 at $900 .............         15,000     75,750,000     87,409,710
                                                     ------------   ------------
TOTAL WRITTEN OPTION CONTRACTS ....                  $516,711,000   $506,291,976
                                                     ============   ============

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                                                                          | 22 |

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2009
--------------------------------------------------------------------------------

COMMON STOCKS -- 10.3%                                  SHARES        VALUE
================================================================================
MATERIALS -- 6.6%
   METALS & MINING -- 6.6%
      Agnico-Eagle Mines Ltd. ...................      270,000   $   14,169,600
      AngloGold Ashanti Ltd. - ADR ..............      175,000        6,410,250
      Barrick Gold Corp. ........................      500,000       16,775,000
      Compania de Minas Buenaventura S.A. - ADR .      190,000        4,565,700
      Goldcorp, Inc. ............................      160,000        5,560,000
      Harmony Gold Mining Co. Ltd. - ADR (a) ....       10,000          103,200
      Newmont Mining Corp. ......................      425,000       17,369,750
      Randgold Resources Ltd. - ADR .............       35,000        2,245,950
      Stillwater Mining Co. (a) .................       10,000           57,100
                                                                 --------------
                                                                     67,256,550
                                                                 --------------
UTILITIES -- 3.7%
   ELECTRIC UTILITIES -- 1.7%
      DPL, Inc. .................................      300,000        6,951,000
      Pepco Holdings, Inc. ......................      300,000        4,032,000
      Pinnacle West Capital Corp. ...............      200,000        6,030,000
                                                                 --------------
                                                                     17,013,000
                                                                 --------------
   MULTI-UTILITIES -- 2.0%
      Alliant Energy Corp. ......................      100,000        2,613,000
      Ameren Corp. ..............................      200,000        4,978,000
      Consolidated Edison, Inc. .................       65,000        2,432,300
      DTE Energy Co. ............................      200,000        6,400,000
      SCANA Corp. ...............................      141,200        4,584,764
                                                                 --------------
                                                                     21,008,064
                                                                 --------------

TOTAL COMMON STOCKS (Cost $102,296,419) .........                $  105,277,614
                                                                 --------------

U.S. TREASURY OBLIGATIONS -- 72.4%                   PAR VALUE        VALUE
================================================================================
U.S. TREASURY BILLS -- 14.6%
   U.S. Treasury Bills, 0.43%(b), due 08/13/2009  $ 50,000,000   $   49,990,900
   U.S. Treasury Bills, 0.16%(b), due 09/24/2009   100,000,000       99,961,000
                                                                 --------------
                                                                    149,951,900
                                                                 --------------
U.S. TREASURY BONDS -- 2.4%
   4.25%, due 05/15/2039 ........................   25,000,000       24,753,825
                                                                 --------------

U.S. TREASURY INFLATION - PROTECTION NOTES -- 41.1%
   2.375%, due 04/15/2011 .......................   80,568,000       83,060,613
   2.00%, due 04/15/2012 ........................   26,269,000       27,048,874
   2.00%, due 07/15/2014 ........................   28,279,250       28,977,408
   2.00%, due 01/15/2016 ........................   53,714,500       54,587,361


--------------------------------------------------------------------------------
| 23 |

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2009
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS -- 72.4% (CONTINUED)       PAR VALUE        VALUE
================================================================================
U.S. TREASURY INFLATION - PROTECTION NOTES -- 41.1% (CONTINUED)
   2.50%, due 07/15/2016 ........................  $26,395,250   $   27,739,771
   2.625%, due 07/15/2017 .......................   77,159,250       82,319,275
   2.375%, due 01/15/2025 .......................   56,558,500       58,255,255
   2.375%, due 01/15/2027 .......................   15,859,650       16,454,387
   2.50%, due 01/15/2029 ........................   39,724,800       42,306,912
                                                                 --------------
                                                                    420,749,856
                                                                 --------------
U.S. TREASURY NOTES -- 14.3%
   2.625%, due 05/31/2010 .......................   50,000,000       50,982,450
   2.75%, due 02/15/2019 ........................   50,000,000       46,843,650
   3.125%, due 05/15/2019 .......................   50,000,000       48,375,150
                                                                 --------------
                                                                    146,201,250
                                                                 --------------

TOTAL U.S. TREASURY OBLIGATIONS (Cost $715,301,269)              $  741,656,831
                                                                 --------------

EXCHANGE-TRADED FUNDS -- 9.2%                           SHARES        VALUE
================================================================================
CurrencyShares British Pound Sterling Trust .....      175,000   $   28,768,250
CurrencyShares Euro Trust .......................      225,000       31,574,250
CurrencyShares Japanese Yen Trust (a) ...........      250,000       25,817,500
SPDR DB International Government Inflation-
   Protected Bond ETF ...........................      160,000        8,382,400
                                                                 --------------
TOTAL EXCHANGE-TRADED FUNDS (Cost $93,718,348) ..                $   94,542,400
                                                                 --------------

TOTAL INVESTMENTS AT VALUE -- 91.9% (Cost $911,316,036)          $  941,476,845
                                                                 --------------

MONEY MARKET FUNDS -- 7.4%                              SHARES        VALUE
================================================================================
Federated U.S. Treasury Cash Reserve Fund -
   Institutional Shares, 0.00% (c) ..............   24,685,843   $   24,685,843
First American Treasury Obligations Fund -
   Class Y, 0.00% (c) ...........................   50,699,584       50,699,584
                                                                 --------------
TOTAL MONEY MARKET FUNDS (Cost $75,385,427) .....                $   75,385,427
                                                                 --------------

TOTAL INVESTMENTS AND MONEY MARKET FUNDS AT VALUE -- 99.3%
   (Cost $986,701,463) ..........................                $1,016,862,272

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.7% ...                     6,728,902
                                                                 --------------

NET ASSETS -- 100.0% ............................                $1,023,591,174
                                                                 ==============

ADR - American Depositary Receipt.

(a)   Non-income producing security.

(b)   Annualized yield at time of purchase, not a coupon rate.

(c)   The rate shown is the 7-day effective yield as of June 30, 2009.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                                                                          | 24 |

--------------------------------------------------------------------------------
HUSSMAN INVESTMENT TRUST
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2009
--------------------------------------------------------------------------------

                                                                              HUSSMAN           HUSSMAN
                                                                             STRATEGIC      STRATEGIC TOTAL
                                                                            GROWTH FUND       RETURN FUND
                                                                           --------------    --------------
ASSETS
   Investments in securities:
      At acquisition cost ..............................................   $4,983,204,816    $  911,316,036
                                                                           ==============    ==============
      At value (Note 1) ................................................   $5,018,362,161    $  941,476,845
   Investments in money market funds ...................................      545,597,334        75,385,427
   Cash ................................................................          500,000                --
   Dividends and interest receivable ...................................        1,342,946         4,895,575
   Receivable for capital shares sold ..................................       11,817,815         2,987,869
   Other assets ........................................................          270,668            98,705
                                                                           --------------    --------------
      Total Assets .....................................................    5,577,890,924     1,024,844,421
                                                                           --------------    --------------

LIABILITIES
   Written call options, at value (Notes 1 and 4)
      (premiums received $506,291,976) .................................      516,711,000                --
   Payable for investment securities purchased .........................       76,010,923                --
   Payable for capital shares redeemed .................................        4,731,277           576,324
   Accrued investment advisory fees (Note 3) ...........................        3,810,382           428,816
   Payable to administrator (Note 3) ...................................          323,300            84,900
   Payable to Trustees .................................................           24,750            24,750
   Other accrued expenses ..............................................          467,191           138,457
                                                                           --------------    --------------
      Total Liabilities ................................................      602,078,823         1,253,247
                                                                           --------------    --------------

NET ASSETS .............................................................   $4,975,812,101    $1,023,591,174
                                                                           ==============    ==============

Net assets consist of:
   Paid-in capital .....................................................   $5,518,719,896    $  993,010,622
   Undistributed net investment income .................................        7,150,969            41,247
   Undistributed (Accumulated) net realized gains (losses) from security
      transactions and option contracts ................................     (574,797,085)          378,496
   Net unrealized appreciation on investments and option contracts .....       24,738,321        30,160,809
                                                                           --------------    --------------

NET ASSETS .............................................................   $4,975,812,101    $1,023,591,174
                                                                           ==============    ==============

Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) .................................      383,161,430        86,219,179
                                                                           ==============    ==============

Net asset value, offering price and redemption
   price per share(a) (Note 1) .........................................   $        12.99    $        11.87
                                                                           ==============    ==============

(a)   Redemption price varies based on length of time shares are held.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
| 25 |

--------------------------------------------------------------------------------
HUSSMAN INVESTMENT TRUST
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED JUNE 30, 2009
--------------------------------------------------------------------------------

                                                                 HUSSMAN           HUSSMAN
                                                                STRATEGIC      STRATEGIC TOTAL
                                                               GROWTH FUND       RETURN FUND
                                                              --------------    --------------
INVESTMENT INCOME
   Dividends ..............................................   $   53,431,432    $    3,160,066
   Foreign withholding taxes on dividends .................         (645,669)          (53,363)
   Interest ...............................................               --         3,059,339
                                                              --------------    --------------
      Total Income ........................................       52,785,763         6,166,042
                                                              --------------    --------------

EXPENSES
   Investment advisory fees (Note 3) ......................       36,612,272         3,267,946(a)
   Transfer agent, account maintenance and
      shareholder services fees (Note 3) ..................        2,152,851           350,711
   Administration fees (Note 3) ...........................        1,779,468           419,120
   Registration and filing fees ...........................          340,409           130,722
   Custodian and bank service fees ........................          277,375            65,163
   Fund accounting fees (Note 3) ..........................          247,811            83,351
   Postage and supplies ...................................          179,231            41,816
   Professional fees ......................................          100,856            81,167
   Trustees' fees and expenses ............................           77,483            77,483
   Printing of shareholder reports ........................          116,571            26,308
   Compliance service fees (Note 3) .......................           71,647            16,279
   Insurance expense ......................................           64,445             7,375
   Other expenses .........................................           16,931            16,864
                                                              --------------    --------------
      Total Expenses ......................................       42,037,350         4,584,305
                                                              --------------    --------------

NET INVESTMENT INCOME .....................................       10,748,413         1,581,737
                                                              --------------    --------------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS AND OPTION CONTRACTS (NOTE 4)
   Net realized gains (losses) from:
      Security transactions ...............................     (688,494,870)        3,973,011
      Option contracts ....................................      330,850,635                --
   Net change in unrealized appreciation (depreciation) on:
      Investments .........................................      429,851,097        28,241,637
      Option contracts ....................................     (250,709,448)               --
                                                              --------------    --------------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS AND OPTION CONTRACTS ....................     (178,502,586)       32,214,648
                                                              --------------    --------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS ........................................   $ (167,754,173)   $   33,796,385
                                                              ==============    ==============

(a) Includes previously waived investment advisory fees recouped by the Adviser of $4,444 (Note 3).

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                                                                          | 26 |

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       YEAR              YEAR
                                                                      ENDED             ENDED
                                                                     JUNE 30,          JUNE 30,
                                                                       2009              2008
                                                                  --------------    --------------
FROM OPERATIONS
   Net investment income ......................................   $   10,748,413    $    8,410,914
   Net realized gains (losses) from:
      Security transactions ...................................     (688,494,870)      120,852,054
      Option contracts ........................................      330,850,635       444,750,445
   Net change in unrealized appreciation (depreciation) on:
      Investments .............................................      429,851,097      (592,758,662)
      Option contracts ........................................     (250,709,448)      125,723,300
                                                                  --------------    --------------
Net increase (decrease) in net assets resulting from operations     (167,754,173)      106,978,051
                                                                  --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .................................       (7,024,520)      (17,400,612)
   From net realized gains ....................................     (442,790,095)     (114,944,646)
                                                                  --------------    --------------
Decrease in net assets from distributions to shareholders .....     (449,814,615)     (132,345,258)
                                                                  --------------    --------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ..................................    3,473,953,198     1,393,246,801
   Net asset value of shares issued in reinvestment of
      distributions to shareholders ...........................      362,131,353       110,537,588
   Proceeds from redemption fees collected (Note 1) ...........        1,924,023         1,327,985
   Payments for shares redeemed ...............................   (1,519,635,649)     (923,061,260)
                                                                  --------------    --------------
Net increase in net assets from capital share transactions ....    2,318,372,925       582,051,114
                                                                  --------------    --------------

TOTAL INCREASE IN NET ASSETS ..................................    1,700,804,137       556,683,907

NET ASSETS
   Beginning of year ..........................................    3,275,007,964     2,718,324,057
                                                                  --------------    --------------
   End of year ................................................   $4,975,812,101    $3,275,007,964
                                                                  ==============    ==============

UNDISTRIBUTED NET INVESTMENT INCOME ...........................   $    7,150,969    $    3,427,076
                                                                  ==============    ==============

CAPITAL SHARE ACTIVITY
   Shares Sold ................................................      258,930,556        88,512,335
   Shares Reinvested ..........................................       30,193,795         7,055,880
   Shares Redeemed ............................................     (114,190,405)      (58,798,862)
                                                                  --------------    --------------
   Net increase in shares outstanding .........................      174,933,946        36,769,353
   Shares outstanding at beginning of year ....................      208,227,484       171,458,131
                                                                  --------------    --------------
   Shares outstanding at end of year ..........................      383,161,430       208,227,484
                                                                  ==============    ==============

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
| 27 |

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC TOTAL RETURN FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   YEAR              YEAR
                                                                  ENDED             ENDED
                                                                 JUNE 30,          JUNE 30,
                                                                   2009              2008
                                                              --------------    --------------
FROM OPERATIONS
   Net investment income ..................................   $    1,581,737    $    4,774,016
   Net realized gains (losses) from:
      Security transactions ...............................        3,973,011        25,769,121
      Foreign currency transactions .......................               --          (150,818)
   Net change in unrealized appreciation (depreciation) on:
      Investments .........................................       28,241,637           131,221
      Foreign currency translation ........................               --           405,641
                                                              --------------    --------------
Net increase in net assets resulting from operations ......       33,796,385        30,929,181
                                                              --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .............................         (315,708)       (4,620,392)
   From net realized gains ................................      (21,886,570)       (8,955,458)
                                                              --------------    --------------
Decrease in net assets from distributions to shareholders .      (22,202,278)      (13,575,850)
                                                              --------------    --------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ..............................      906,369,367       174,234,766
   Net asset value of shares issued in reinvestment of
      distributions to shareholders .......................       19,366,504        12,210,240
   Proceeds from redemption fees collected (Note 1) .......          687,046           172,048
   Payments for shares redeemed ...........................     (245,390,922)      (47,485,755)
                                                              --------------    --------------
Net increase in net assets from capital share transactions       681,031,995       139,131,299
                                                              --------------    --------------

TOTAL INCREASE IN NET ASSETS ..............................      692,626,102       156,484,630

NET ASSETS
   Beginning of year ......................................      330,965,072       174,480,442
                                                              --------------    --------------
   End of year ............................................   $1,023,591,174    $  330,965,072
                                                              ==============    ==============

UNDISTRIBUTED NET INVESTMENT INCOME .......................   $       41,247    $       27,412
                                                              ==============    ==============

CAPITAL SHARE ACTIVITY
   Shares Sold ............................................       78,248,845        14,618,452
   Shares Reinvested ......................................        1,792,403         1,057,339
   Shares Redeemed ........................................      (21,430,538)       (4,051,804)
                                                              --------------    --------------
   Net increase in shares outstanding .....................       58,610,710        11,623,987
   Shares outstanding at beginning of year ................       27,608,469        15,984,482
                                                              --------------    --------------
   Shares outstanding at end of year ......................       86,219,179        27,608,469
                                                              ==============    ==============

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                                                                          | 28 |

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                     YEAR          YEAR          YEAR          YEAR          YEAR
                                                    ENDED         ENDED         ENDED         ENDED         ENDED
                                                   JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,
                                                     2009          2008          2007          2006          2005
                                                  ----------    ----------    ----------    ----------    ----------
Net asset value at beginning of year .........    $    15.73    $    15.85    $    16.13    $    15.90    $    15.89
                                                  ----------    ----------    ----------    ----------    ----------

Income (loss) from investment operations:
   Net investment income .....................          0.03          0.04          0.14          0.08          0.06
   Net realized and unrealized gains
      (losses) on investments and options ....         (0.88)         0.55          0.16          0.69          0.68
                                                  ----------    ----------    ----------    ----------    ----------
Total from investment operations .............         (0.85)         0.59          0.30          0.77          0.74
                                                  ----------    ----------    ----------    ----------    ----------

Less distributions:
   Dividends from net investment income ......         (0.03)        (0.09)        (0.13)        (0.05)        (0.03)
   Distributions from net realized gains .....         (1.87)        (0.63)        (0.46)        (0.50)        (0.71)
                                                  ----------    ----------    ----------    ----------    ----------
Total distributions ..........................         (1.90)        (0.72)        (0.59)        (0.55)        (0.74)
                                                  ----------    ----------    ----------    ----------    ----------

Proceeds from redemption
   fees collected (Note 1) ...................          0.01          0.01          0.01          0.01          0.01
                                                  ----------    ----------    ----------    ----------    ----------

Net asset value at end of year ...............    $    12.99    $    15.73    $    15.85    $    16.13    $    15.90
                                                  ==========    ==========    ==========    ==========    ==========

Total return(a) ..............................        (4.35%)        3.84%         1.98%         5.05%         4.95%
                                                  ==========    ==========    ==========    ==========    ==========

Net assets at end of year (000's) ............    $4,975,812    $3,275,008    $2,718,324    $2,816,108    $1,835,514
                                                  ==========    ==========    ==========    ==========    ==========

Ratio of expenses to average net assets ......         1.09%         1.11%         1.11%         1.14%         1.24%

Ratio of net investment income
   to average net assets .....................         0.28%         0.28%         0.91%         0.63%         0.44%

Portfolio turnover rate ......................           69%          150%          106%           63%           81%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
| 29 |

--------------------------------------------------------------------------------
HUSSMAN STRATEGIC TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                     YEAR          YEAR          YEAR          YEAR          YEAR
                                                    ENDED         ENDED         ENDED         ENDED         ENDED
                                                   JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,
                                                     2009          2008          2007          2006          2005
                                                  ----------    ----------    ----------    ----------    ----------
Net asset value at beginning of year .........    $    11.99    $    10.92    $    11.30    $    10.94    $    10.53
                                                  ----------    ----------    ----------    ----------    ----------

Income from investment operations:
   Net investment income .....................          0.05          0.24          0.32          0.32          0.24
   Net realized and unrealized gains on
      investments and foreign currencies .....          0.35          1.59          0.06          0.65          0.42
                                                  ----------    ----------    ----------    ----------    ----------
Total from investment operations .............          0.40          1.83          0.38          0.97          0.66
                                                  ----------    ----------    ----------    ----------    ----------

Less distributions:
   Dividends from net investment income ......         (0.01)        (0.23)        (0.33)        (0.31)        (0.24)
   Distributions from net realized gains .....         (0.53)        (0.54)        (0.43)        (0.30)        (0.02)
                                                  ----------    ----------    ----------    ----------    ----------
Total distributions ..........................         (0.54)        (0.77)        (0.76)        (0.61)        (0.26)
                                                  ----------    ----------    ----------    ----------    ----------

Proceeds from redemption
   fees collected (Note 1) ...................          0.02          0.01          0.00(a)       0.00(a)       0.01
                                                  ----------    ----------    ----------    ----------    ----------

Net asset value at end of year ...............    $    11.87    $    11.99    $    10.92    $    11.30    $    10.94
                                                  ==========    ==========    ==========    ==========    ==========

Total return(b) ..............................         3.94%        17.23%         3.46%         9.01%         6.40%
                                                  ==========    ==========    ==========    ==========    ==========

Net assets at end of year (000's) ............    $1,023,591    $  330,965    $  174,480    $  158,735    $  128,156
                                                  ==========    ==========    ==========    ==========    ==========

Ratio of net expenses to average net assets(c)         0.75%         0.90%         0.90%         0.90%         0.90%

Ratio of net investment income
   to average net assets .....................         0.26%         2.05%         2.86%         2.94%         2.25%

Portfolio turnover rate ......................           36%          212%           41%           55%           64%

(a)   Amount rounds to less than $0.01 per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.92% and 1.01% for the years ended June 30, 2006 and 2005, respectively.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                                                                          | 30 |

--------------------------------------------------------------------------------
HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
JUNE 30, 2009
--------------------------------------------------------------------------------

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund (each, a "Fund", and collectively, the "Funds") are each a diversified series of Hussman Investment Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as an open-end managment investment company. Each Fund is authorized to issue an unlimited number of shares. Hussman Strategic Growth Fund commenced operations on July 24, 2000. Hussman Strategic Total Return Fund commenced operations on September 12, 2002.

      Hussman Strategic Growth Fund's investment objective is to provide long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

      Hussman Strategic Total Return Fund's investment objective is to provide long-term total return from income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

      SECURITIES AND OPTIONS VALUATION -- The Funds' portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 Eastern time) on each business day the NYSE is open. Securities, other than options, listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities traded on a foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in over-the-counter markets, other than NASDAQ quoted securities, are valued at the last sales price, or if there are no sales on that day, at the mean of the closing bid and asked prices. Values of foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a pricing quotation service.

      Pursuant to valuation procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by Hussman Econometrics Advisors, Inc. (the "Adviser") to most closely reflect market value as of the time of computation of net asset value. As of June 30, 2009, all options held by Hussman Strategic Growth


--------------------------------------------------------------------------------
| 31 |

--------------------------------------------------------------------------------
HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2009
--------------------------------------------------------------------------------

Fund have been valued in this manner. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their daily settlement value as of the close of such commodities exchanges.

      Fixed income securities not traded or dealt in upon any securities exchange but for which over-the-counter market quotations are readily available generally are valued at the mean of their closing bid and asked prices. Fixed income securities may also be valued on the basis of prices provided by an independent pricing service. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued. The fair value of securities with remaining maturities of 60 days or less may be determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances.

      In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and options are valued at fair value as determined by the Adviser in accordance with procedures adopted by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

      The Financial Accounting Standards Board's ("FASB") Statement on Financial Accounting Standards No. 157 "Fair Value Measurements" establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires certain disclosures about fair value measurements.

      Various inputs are used in determining the value of each of the Fund's investments. These inputs are summarized in the three broad levels listed below:

      o     Level 1 - quoted prices in active markets for identical securities
      o     Level 2 - other significant observable inputs
      o     Level 3 - significant unobservable inputs

      For example, options contracts purchased and written by Hussman Strategic Growth Fund are classified as Level 2 since they are valued at prices between the closing bid and ask prices determined by the Adviser to most closely reflect market value, pursuant to procedures approved by the Board of Trustees. U.S. Government Agency and Treasury obligations held by Hussman Strategic Total Return Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various "other


--------------------------------------------------------------------------------
                                                                          | 32 |

--------------------------------------------------------------------------------
HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2009
--------------------------------------------------------------------------------

significant observable inputs" including bid and ask quotations, prices of similar securities and interest rates, among other factors. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

      The following is a summary of the inputs used to value the Funds' investments as of June 30, 2009:

                                                                      OTHER
                                                 INVESTMENTS        FINANCIAL
HUSSMAN STRATEGIC GROWTH FUND                   IN SECURITIES      INSTRUMENTS
--------------------------------------------------------------------------------
Level 1 - Quoted Prices .....................   $5,422,866,495   $           --
Level 2 - Other Significant Observable Inputs      141,093,000     (516,711,000)
Level 3 - Significant Unobservable Inputs ...               --               --
                                                --------------   --------------
Total .......................................   $5,563,959,495   $ (516,711,000)
                                                ==============   ==============


                                                                   INVESTMENTS
HUSSMAN STRATEGIC TOTAL RETURN FUND                               IN SECURITIES
--------------------------------------------------------------------------------
Level 1 - Quoted Prices ...................................       $  275,205,441
Level 2 - Other Significant Observable Inputs .............          741,656,831
Level 3 - Significant Unobservable Inputs .................                   --
                                                                  --------------
Total .....................................................       $1,016,862,272
                                                                  ==============

      In April 2009, FASB issued Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4" or the "Position"). FSP 157-4 provides additional guidance for estimating fair value when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. The Position also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FSP 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FSP 157-4 and has concluded that FSP 157-4 has no impact on these financial statements.

      The following is a summary of the inputs used to value each Fund's investments as of June 30, 2009 by security type as required by FSP 157-4:

HUSSMAN STRATEGIC GROWTH FUND
                                    LEVEL 1          LEVEL 2           LEVEL 3           TOTAL
--------------------------------------------------------------------------------------------------
Common Stocks ...............   $4,877,269,161   $           --    $           --   $4,877,269,161
Put Option Contracts ........               --      141,093,000                --      141,093,000
Money Market Funds ..........      545,597,334               --                --      545,597,334
Written Call Option Contracts               --     (516,711,000)               --     (516,711,000)
                                --------------   --------------    --------------   --------------
Total .......................   $5,422,866,495   $ (375,618,000)   $           --   $5,047,248,495
                                ==============   ==============    ==============   ==============
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
| 33 |

--------------------------------------------------------------------------------
HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2009
--------------------------------------------------------------------------------

HUSSMAN STRATEGIC TOTAL RETURN FUND
                                LEVEL 1          LEVEL 2          LEVEL 3           TOTAL
---------------------------------------------------------------------------------------------
Common Stocks ...........   $  105,277,614   $           --   $           --   $  105,277,614
U.S. Treasury Obligations               --      741,656,831               --      741,656,831
Exchange-Traded Funds ...       94,542,400               --               --       94,542,400
Money Market Funds ......       75,385,427               --               --       75,385,427
                            --------------   --------------   --------------   --------------
Total ...................   $  275,205,441   $  741,656,831   $           --   $1,016,862,272
                            ==============   ==============   ==============   ==============
---------------------------------------------------------------------------------------------

      Refer to each respective Fund's Schedule of Investments for a summary of the Level 1 and Level 2 inputs by security type and industry type.

      FUTURES CONTRACTS AND OPTION TRANSACTIONS -- Hussman Strategic Growth Fund may purchase and write put and call options on broad-based stock indices. The Fund may also purchase and write call and put options on individual securities. Hussman Strategic Total Return Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities. The Fund may also purchase a foreign currency option to establish or modify the Fund's exposure to foreign currencies, or an interest rate futures contract to protect against a decline in the value of its portfolio.

      When a Fund writes an index option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded as a liability in the Fund's Statement of Assets and Liabilities and is subsequently valued. If an index option expires unexercised on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. If an index option is exercised, the Fund will be required to pay the difference between the closing index value and the exercise price of the option. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

      REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements with certain banks or non-bank dealers. The value of the underlying securities is monitored on a daily basis to ensure that the value always equals or exceeds the repurchase price plus accrued interest. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

      FOREIGN CURRENCY TRANSLATION -- Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:


--------------------------------------------------------------------------------
                                                                          | 34 |

--------------------------------------------------------------------------------
HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2009
--------------------------------------------------------------------------------

      A. The market values of investment securities and other assets and liabilities are translated at the closing rate on the London Stock Exchange each day.

      B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective date of such transactions.

      C. The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

      Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

      SHARE VALUATION AND REDEMPTION FEES -- The net asset value per share of each Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. The net asset value per share of each Fund is calculated by dividing the total value of the Fund's assets, less its liabilities, by the number of its shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of each Fund are subject to a redemption fee of 1.5%, payable to the applicable Fund, if redeemed within sixty days of the date of purchase. During the years ended June 30, 2009 and June 30, 2008, proceeds from redemption fees totaled $1,924,023 and $1,327,985, respectively, for Hussman Strategic Growth Fund and $687,046 and $172,048, respectively, for Hussman Strategic Total Return Fund.

      INVESTMENT INCOME -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized using the interest method.

      DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income, if any, are declared and paid annually to shareholders of Hussman Strategic Growth Fund and are declared and paid quarterly to shareholders of Hussman Strategic Total Return Fund. Net realized short-term capital gains, if


--------------------------------------------------------------------------------
| 35 |

--------------------------------------------------------------------------------
HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2009
--------------------------------------------------------------------------------

any, may be distributed throughout the year and net realized long-term capital gains, if any, are generally distributed annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to timing differences in the recognition of capital gains or losses for option transactions, losses deferred due to wash sales and treatment for foreign currency transactions.

      The tax character of distributions paid during the years ended June 30, 2009 and June 30, 2008 was as follows:

                                                                Long-Term
                                        Years     Ordinary       Capital         Total
                                        Ended      Income         Gains      Distributions
------------------------------------------------------------------------------------------
Hussman Strategic Growth Fund          6/30/09   $50,652,965   $399,161,650   $449,814,615
                                       6/30/08   $17,404,351   $114,940,907   $132,345,258
Hussman Strategic Total Return Fund    6/30/09   $14,043,798   $  8,158,480   $ 22,202,278
                                       6/30/08   $ 9,244,095   $  4,331,755   $ 13,575,850
------------------------------------------------------------------------------------------

      SECURITIES TRANSACTIONS -- For financial statement purposes, securities transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

      COMMON EXPENSES -- Expenses of the Trust not attributable solely to one of the Funds are allocated between the Funds based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

      ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

      FEDERAL INCOME TAX -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not its shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.


--------------------------------------------------------------------------------
                                                                          | 36 |

--------------------------------------------------------------------------------
HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2009
--------------------------------------------------------------------------------

      In order to avoid imposition of a Federal excise tax applicable to regulated investment companies, it is each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

      The following information is computed on a tax basis for each item as of June 30, 2009:

                                                             HUSSMAN            HUSSMAN
                                                            STRATEGIC       STRATEGIC TOTAL
                                                           GROWTH FUND        RETURN FUND
                                                         ---------------    ---------------
Cost of portfolio investments and written call options   $ 4,948,974,129    $   986,660,216
                                                         ===============    ===============
Gross unrealized appreciation ........................   $   639,927,473    $    43,962,574
Gross unrealized depreciation ........................      (541,653,107)       (13,760,518)
                                                         ---------------    ---------------
Net unrealized appreciation ..........................   $    98,274,366    $    30,202,056
Undistributed ordinary income ........................         7,150,969            392,920
Post-October losses ..................................      (648,333,130)           (14,424)
                                                         ---------------    ---------------
Total accumulated earnings (deficit) .................   $  (542,907,795)   $    30,580,552
                                                         ===============    ===============

      The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to option transactions, losses deferred due to wash sales and differing treatments of realized and unrealized gains and losses on exchange-traded funds taxed as grantor trusts.

      Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund had net realized capital losses of $648,333,130 and $14,424, respectively, during the period November 1, 2008 through June 30, 2009, which are treated for federal income tax purposes as arising during each Fund's tax year ending June 30, 2010. These "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

      During the year ended June 30, 2009, Hussman Strategic Total Return Fund reclassified $1,252,194 of undistributed net realized gains from security transactions against undistributed net investment income on the Statements of Assets and Liabilities due to differing treatments of realized gains and losses on exchange-traded funds taxed as grantor trusts. Such reclassification, the result of


--------------------------------------------------------------------------------
| 37 |

--------------------------------------------------------------------------------
HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2009
--------------------------------------------------------------------------------

permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

      FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes" provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. Based on management's analysis, the application of FIN 48 does not have a material impact on these financial statements. The statute of limitations on the Funds' tax returns remains open for the years ended June 30, 2006 through June 30, 2009.

2.    INVESTMENT TRANSACTIONS

      During the year ended June 30, 2009, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $4,676,395,985 and $2,487,128,356, respectively, for Hussman Strategic Growth Fund and $233,335,865 and $90,876,770, respectively, for Hussman Strategic Total Return Fund.

3.    TRANSACTIONS WITH AFFILIATES

      One of the Trustees and certain officers of the Trust are affiliated with the Adviser or with Ultimus Fund Solutions, LLC ("Ultimus"), the Funds' administrator, transfer agent and fund accounting agent.

ADVISORY AGREEMENT
      Under the terms of an Advisory Agreement between the Trust and the Adviser, Hussman Strategic Growth Fund paid a fee, which is computed and accrued daily and paid monthly, at annual rates of 1.00% of the first $1 billion of its average daily net assets; 0.95% of the next $2 billion of such assets; and 0.90% of such assets in excess of $3 billion. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Total Return Fund paid the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.55% of the first $500 million of its average daily net assets; and 0.50% of such assets in excess of $500 million.

      Prior to January 1, 2008, the Adviser contractually agreed to waive advisory fees or to absorb operating expenses of Hussman Strategic Total


--------------------------------------------------------------------------------
                                                                          | 38 |

--------------------------------------------------------------------------------
HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2009
--------------------------------------------------------------------------------

Return Fund to the extent necessary so that the Fund's ordinary operating expenses would not exceed an amount equal to 0.90% annually of its average daily net assets. Any fee waivers or expense reimbursements by the Adviser are subject to repayment by Hussman Strategic Total Return Fund provided the Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Fund, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment. During the year ended June 30, 2009, the Adviser recouped $4,444 of previously waived fees from Hussman Strategic Total Return Fund. As of June 30, 2009, all advisory fee waivers and expense reimbursements have been repaid to the Adviser by the Fund.

ADMINISTRATION AGREEMENT
      Under the terms of an Administration Agreement, Ultimus supplies executive, administrative and regulatory services to the Trust, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities.

      Under the terms of the Administration Agreement, Ultimus received a monthly fee from each Fund computed at annual rates of 0.075% of the Fund's average daily net assets up to $500 million; 0.05% of the next $1.5 billion of such assets; 0.04% of the next $1 billion of such assets; and 0.03% of such assets in excess of $3 billion, subject to a per Fund minimum monthly fee of $2,000.

FUND ACCOUNTING AGREEMENT
      Under the terms of a Fund Accounting Agreement between the Trust and Ultimus, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, Ultimus receives from each Fund a monthly base fee of $2,500, plus an asset-based fee computed at annual rates of 0.01% of the Fund's average daily net assets up to $500 million and 0.005% of such net assets in excess of $500 million. In addition, the Funds reimburse Ultimus for certain out-of-pocket expenses incurred in obtaining valuations of the Funds' portfolio securities.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
      Under the terms of a Transfer Agent and Shareholder Services Agreement between the Trust and Ultimus, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder


--------------------------------------------------------------------------------
| 39 |

--------------------------------------------------------------------------------
HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2009
--------------------------------------------------------------------------------

service functions. For these services, Ultimus received from each Fund a monthly fee, payable monthly, at an annual rate of $20 for each direct account and $15 for certain accounts established through financial intermediaries, subject to a per Fund minimum fee of $1,500 per month. For the year ended June 30, 2009, such fees paid by Hussman Strategic Growth Fund and Hussman Strategic Total Return were $1,276,119 and $181,217, respectively. In addition, the Funds reimburse Ultimus for certain out-of-pocket expenses, including, but not limited to, postage and supplies.

      For shareholder accounts held through financial intermediaries, the Funds may, in some cases, compensate these intermediaries for providing equivalent account maintenance and shareholder services, at an annual rate of not more than $17 per account. During the year ended June 30, 2009, Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund paid $876,732 and $169,494, respectively, to financial intermediaries for such services.

COMPLIANCE CONSULTING AGREEMENT
      Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Trust pays Ultimus a base fee of $1,000 per month, plus an asset-based fee computed at annual rates of .005% of the average value of its aggregate daily net assets in excess of $100 million to $500 million, .0025% of such assets from $500 million to $1 billion and .00125% of such assets in excess of $1 billion. In addition, the Funds reimburse Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

4.    OPTION CONTRACTS WRITTEN

      Transactions in option contracts written by Hussman Strategic Growth Fund during the year ended June 30, 2009 were as follows:

                                                         OPTION             OPTION
                                                        CONTRACTS          PREMIUMS
                                                      --------------    --------------
Options outstanding at beginning of year ..........           25,900    $  280,340,230
Options written ...................................          435,900     3,362,539,800
Options cancelled in a closing purchase transaction         (407,800)   (3,136,588,054)
                                                      --------------    --------------

Options outstanding at end of year ................           54,000    $  506,291,976
                                                      ==============    ==============

      No contracts were written by Hussman Strategic Total Return Fund during the year ended June 30, 2009.


--------------------------------------------------------------------------------
                                                                          | 40 |

--------------------------------------------------------------------------------
HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2009
--------------------------------------------------------------------------------

5.    BANK LINE OF CREDIT

      Hussman Strategic Growth Fund has an unsecured $10,000,000 bank line of credit. Hussman Strategic Total Return Fund has an unsecured bank line of credit in the amount of $2,000,000. Borrowings under these arrangements bear interest at a rate determined by the lending bank at the time of borrowing. During the year ended June 30, 2009, the Funds had no outstanding borrowings under their respective lines of credit.

6.    CONTINGENCIES AND COMMITMENTS

      The Trust's officers and Trustees are entitled to indemnifications from the Funds for certain liabilities that may arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve potential claims for indemnification for losses that may or may not be incurred in the future. However, based on experience, the Funds believe the risk of loss to be remote.

7.    RECENT ACCOUNTING PRONOUNCEMENT

      In March 2008, FASB issued Statement of Financial Accounting Standards No. 161 "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Funds' financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds' financial statements and related disclosures.

      In June 2009, the FASB issued Statement of Financial Accounting Standards No. 168, "The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles - a replacement of FASB Statement No. 162" ("SFAS 168"). SFAS 168 replaces SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles" and establishes the "FASB Accounting Standards CodificationTM" ("Codification") as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become non-authoritative.


--------------------------------------------------------------------------------
| 41 |

--------------------------------------------------------------------------------
HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2009
--------------------------------------------------------------------------------

SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. Management has evaluated this new statement, and has determined that it will not have a significant impact on the determination or reporting of the Funds' financial statements.

8.    SUBSEQUENT EVENTS

      In May 2009, the FASB issued SFAS No. 165, "Subsequent Events" ("SFAS No. 165"). The Trust has adopted SFAS No. 165, which requires the Funds to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, SFAS No. 165 requires the Funds to disclose the date through which subsequent events have been evaluated. Management has evaluated subsequent events through the issuance of these financial statements on August 21, 2009.

      Effective July 13, 2009, the advisory fee paid under the Advisory Agreements between the Trust and the Adviser has been reduced. Beginning July 13, 2009, Hussman Strategic Growth Fund pays a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.95% on the first $2 billion of its average daily net assets, 0.90% on the next $3 billion of such assets and 0.85% of such assets over $5 billion. Also beginning July 13, 2009, Hussman Strategic Total Return Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% on the first $1 billion of its average daily net assets and 0.45% of such assets over $1 billion.

      Effective July 1, 2009, the compensation paid to Ultimus pursuant to the Administration Agreement and the Transfer Agent and Shareholder Services Agreement has been revised. Under the terms of the Administration Agreement between the Trust and Ultimus, Ultimus receives a monthly fee from each Fund computed at annual rates of 0.075% of the Fund's average daily net assets up to $500 million; 0.05% of the next $1.5 billion of such assets; 0.04% of the next $1 billion of such assets; 0.03% of the next $2 billion of such assets; and 0.025% of such assets in excess of $5 billion, subject to a per Fund minimum monthly fee of $2,000. Under the terms of the Transfer Agent and Shareholder Services Agreement between the Trust and Ultimus, Ultimus receives from each Fund a monthly fee, payable monthly, at an annual rate of $22 for each direct account and $12 for certain accounts established through financial intermediaries, subject to a per Fund minimum fee of $1,500 per month.


--------------------------------------------------------------------------------
                                                                          | 42 |

--------------------------------------------------------------------------------
HUSSMAN INVESTMENT TRUST
REPORT OF INDEPENDENT REGISTERED
--------------------------------------------------------------------------------
PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Hussman Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hussman Investment Trust (comprising Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund) (collectively, the "Funds") as of June 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund of Hussman Investment Trust as of June 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                /s/ Ernst & Young LLP

Cincinnati, Ohio
August 21, 2009


--------------------------------------------------------------------------------
| 43 |

--------------------------------------------------------------------------------
HUSSMAN INVESTMENT TRUST
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs:
(1) transaction costs, which may include redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

      The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2009 - June 30, 2009).

      The table on the following page illustrates each Fund's costs in two ways:

      ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started the period with $1,000 invested in that Fund. You may use the information here, together with the amount of your investment, to estimate the expenses that you paid over the period.

      To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number given for the applicable Fund under the heading "Expenses Paid During Period."

      HYPOTHETICAL 5% RETURN - This section is intended to help you compare each Fund's costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown. In this case, because the return used is not each Fund's actual return, the results do not illustrate the actual expenses associated with your investment. However, the example is useful in making comparisons because the Securities and Exchange Commission ("SEC") requires all mutual funds to provide an example of fund expenses based on a 5% annual return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.


--------------------------------------------------------------------------------
                                                                          | 44 |

--------------------------------------------------------------------------------
HUSSMAN INVESTMENT TRUST
ABOUT YOUR FUND'S EXPENSES (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

      More information about each Fund's expenses, including annual expense ratios for the past five years, can be found elsewhere in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund's prospectus.

HUSSMAN STRATEGIC GROWTH FUND

                                                       Ending
                                    Beginning       Account Value     Expenses
                                  Account Value       June 30,       Paid During
                                 January 1, 2009        2009           Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00         $1,062.10         $5.52
Based on Hypothetical 5% Annual
   Return (before expenses)         $1,000.00         $1,019.44         $5.41

* Expenses are equal to Hussman Strategic Growth Fund's annualized expense ratio of 1.08% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

HUSSMAN STRATEGIC TOTAL RETURN FUND

                                                       Ending
                                    Beginning       Account Value     Expenses
                                  Account Value       June 30,       Paid During
                                 January 1, 2009        2009           Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00         $1,026.80         $3.62
Based on Hypothetical 5% Annual
   Return (before expenses)         $1,000.00         $1,021.22         $3.61

* Expenses are equal to Hussman Strategic Total Return Fund's annualized expense ratio of 0.72% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


--------------------------------------------------------------------------------
| 45 |

--------------------------------------------------------------------------------
HUSSMAN INVESTMENT TRUST
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to supervise the day-to-day operations of the Funds. The officers are elected for annual terms. The following are the Trustees and executive officers of the Trust:

                                                                        Position Held     Length of
Trustee                       Address                             Age   with the Trust    Time Served
-----------------------------------------------------------------------------------------------------
*John P. Hussman, Ph. D.      5136 Dorsey Hall Drive              46    President and     Since
                              Ellicott City, MD  21042                  Trustee           June 2000

David C. Anderson             916 North Oak Park Avenue           58    Trustee           Since
                              Oak Park, IL  60302                                         June 2000

Nelson F. Freeburg            9320 Grove Park Cove                57    Trustee           Since
                              Germantown, TN  38139                                       June 2000

William H. Vanover            838 West Long Lake Road, Suite 100  62    Trustee           Since
                              Bloomfield Hills, MI  48302                                 June 2000

Robert G. Dorsey              225 Pictoria Drive                  52    Vice President    Since
                              Cincinnati, OH  45246                                       June 2000

Mark J. Seger                 225 Pictoria Drive                  47    Treasurer         Since
                              Cincinnati, OH  45246                                       June 2000

John F. Splain                225 Pictoria Drive                  52    Secretary         Since
                              Cincinnati, OH  45246                     and Chief         June 2000
                                                                        Compliance
                                                                        Officer

* Dr. Hussman, as an affiliated person of the Adviser, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

      Each  Trustee   oversees  two  portfolios  of  the  Trust.  The  principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

      John P. Hussman, Ph.D. is Chairman, President and Treasurer of the Adviser. He was an Adjunct Assistant Professor of Economics and International Finance at the University of Michigan and the Michigan Business School from 1992 until 1999.

      David C. Anderson is Network Administrator for Hephzibah Children's Association (a child welfare organization).


--------------------------------------------------------------------------------
                                                                          | 46 |

--------------------------------------------------------------------------------
HUSSMAN INVESTMENT TRUST
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Nelson F. Freeburg is President and owner of Formula Research, Inc. (a financial newsletter publication). He is also owner of Freeburg Properties LLC, Freeburg Development LLC and Chickasaw Land & Investment Company.

      William H. Vanover is Investment Officer for Planning Alternatives, Ltd. (a registered investment adviser).

      Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC (the Trust's administrator and transfer agent) and Ultimus Fund Distributors, LLC (the Trust's principal underwriter).

      Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

      John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

      Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information
("SAI") of each Fund. To obtain a free copy of the SAI, please call 1-800-487-7626.

--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended June 30, 2009. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund intend to designate up to a maximum amount of $50,652,965 and $14,043,798, respectively, as taxed at a maximum rate of 15%, as well as $399,161,650 and $8,158,480, respectively, as long-term gain distributions. For the fiscal year ended June 30, 2009, 65% and 39%, respectively, of the dividends paid from ordinary income by Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund qualified for the dividends received deduction for corporations.

      As required by federal regulations, complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.


--------------------------------------------------------------------------------
| 47 |

--------------------------------------------------------------------------------
HUSSMAN INVESTMENT TRUST
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-HUSSMAN (1-800-487-7626), or on the SEC's website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-HUSSMAN, or on the SEC's website at http://www.sec.gov.

      The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-HUSSMAN (1-800-487-7626). You may also obtain copies of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


--------------------------------------------------------------------------------
                                                                          | 48 |

                     [LOGO OMITTED] HUSSMAN
                                      FUNDS


                               INVESTMENT ADVISER
                       Hussman Econometrics Advisors, Inc.
                             5136 Dorsey Hall Drive
                          Ellicott City, Maryland 21042

                              www.hussmanfunds.com
                         1-800-HUSSMAN (1-800-487-7626)

                          ADMINISTRATOR/TRANSFER AGENT
                           Ultimus Fund Solutions, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246

                                    CUSTODIAN
                                     US Bank
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                                Ernst & Young LLP
                               1900 Scripps Center
                                312 Walnut Street
                             Cincinnati, Ohio 45202

                                  LEGAL COUNSEL
                            Schulte Roth & Zabel LLP
                                919 Third Avenue
                            New York, New York 10022

                      This Annual Report is authorized for
                  distribution only if accompanied or preceded
                      by a current Prospectus of the Funds.

ITEM 2.     CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee. After discussion and evaluation of the accounting environment within which the registrant operates, it was the consensus of the audit committee members that it is not necessary at the present time for the committee to seek to recruit an additional trustee who would qualify as an audit committee financial expert. It was the view of the committee that, if novel issues ever arise, it will hire an expert to assist it as needed.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) AUDIT FEES. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $60,600 and $62,373 with respect to the registrant's fiscal years ended June 30, 2009 and 2008, respectively.

      (b) AUDIT-RELATED FEES. The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $18,275 and $17,400 with respect to the registrant's fiscal years ended June 30, 2009 and 2008, respectively. The services comprising these fees were selected internal control testing of asset reconciliations, net asset value calculations, shareholder transaction processing and reporting, shareholder account adjustments, shareholder maintenance transactions, and cash reconciliations ($12,400 and $11,800 with respect to the 2009 and 2008 fiscal years, respectively) and review of the registrant's semi-annual report ($5,875 and $5,600 with respect to the 2009 and 2008 fiscal years, respectively).

      (c) TAX FEES. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $10,800 and $10,500 with respect to the registrant's fiscal years ended June 30, 2009 and 2008, respectively. The services comprising these fees are the preparation of the registrant's federal income and excise tax returns.

      (d) ALL OTHER FEES. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

      (e)(1) The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. Pursuant to the pre-approval policies and procedures, the audit committee has pre-approved certain audit, audit-related and tax services and has established, with respect to each fiscal year of the registrant, the following maximum fee levels for services covered under the pre-approval policies and procedures:

                  o Services associated with SEC registration statements filed by the registrant with the SEC or other documents issued by the registrant in connection with securities offerings and assistance in responding to SEC comment letters -- $6,000

                  o Consultations with management of the registrant as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules by the SEC, FASB or other regulatory or standard setting bodies -- $6,000

                  o     Review  of  the   registrant's   semi-annual   financial
                        statements -- $6,000

                  o All tax services provided to the registrant in the aggregate -- $6,000

      (e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph
             (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

      (f) Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

      (g) During the fiscal years ended June 30, 2009 and 2008, aggregate non-audit fees of $29,075 and $27,900, respectively, were billed by the registrant's principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant's principal accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

      (h) The principal accountant has not provided any non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.     SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH       Code of Ethics

Exhibit 99.CERT           Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT        Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Hussman Investment Trust
             -------------------------------------------------------------------

By (Signature and Title)*           /s/ John P. Hussman
                              --------------------------------------------------
                                    John P. Hussman, President

Date          August 25, 2009
      -------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*           /s/ John P. Hussman
                              --------------------------------------------------
                                    John P. Hussman, President

Date          August 25, 2009
      -------------------------------

By (Signature and Title)*           /s/ Mark J. Seger
                           -----------------------------------------------------
                                    Mark J. Seger, Treasurer

Date          August 25, 2009
      -------------------------------

* Print the name and title of each signing officer under his or her signature.